                                                                   EXHIBIT 10.30



                                   COLLATERAL
                                TRUST AGREEMENT


                                  by and among


                            ACE CASH EXPRESS, INC.,

                        AMERICAN EXPRESS TRAVEL RELATED
                            SERVICES COMPANY, INC.,

                    PRINCIPAL MUTUAL LIFE INSURANCE COMPANY

                                      and

                           WILMINGTON TRUST COMPANY



                          --------------------------



                         Dated as of November 15, 1996



                               TABLE OF CONTENTS

                                                                            Page
                                                                            ----

PARTIES ....................................................................   1

RECITALS ...................................................................   1

DECLARATION OF TRUST .......................................................   1

SECTION  1     DEFINITIONS AND OTHER MATTERS ...............................   3

SECTION  2     CERTAIN OBLIGATIONS AND DUTIES OF THE TRUSTEE
                AND THE DEBTOR; POWERS OF ATTORNEY .........................  13
Section 2.1.  Authorization to Execute Security Documents ..................  13
Section 2.2.  Certain Representations and Warranties .......................  13
Section 2.3.  Actions: Control of the Trustee ..............................  14
Section 2.4.  Additional Security Documents ................................  16
Section 2.5.  Powers of Attorney ...........................................  16
Section 2.6.  Copies of Letters and Documents ..............................  16

SECTION 3      ACTIONABLE DEFAULTS; REMEDIES ...............................  17
Section 3.1.  Actionable Default ...........................................  17
Section 3.2.  Remedies .....................................................  17
Section 3.3.  Right to Initiate Judicial Proceedings, etc ..................  18
Section 3.4.  Appointment of a Receiver ....................................  19
Section 3.5.  Exercise of Powers ...........................................  19
Section 3.6.  Remedies Not Exclusive .......................................  19
Section 3.7.  Waiver of Certain Rights .....................................  20
Section 3.8.  Limitation on Trustee's Duties in Respect
                of Collateral ..............................................  20
Section 3.9.  Limitation by Law ............................................  20
Section 3.10.  Absolute Rights of the Beneficiaries ........................  21

SECTION 4      COLLATERAL ACCOUNT; APPLICATION OF MONEYS ...................  21
Section 4.1.  The Collateral Account .......................................  21
Section 4.2.  Grant of Security Interest; Control of
                Collateral Account .........................................  22
Section 4.3.  Investment of Funds Deposited in Collateral
                Account ....................................................  22
Section 4.4.  Application of Moneys ........................................  24

SECTION 5      AGREEMENTS WITH THE TRUSTEE .................................  26
Section 5.1.  Delivery of Debt Instruments .................................  26
Section 5.2.  Information as to Beneficiaries ..............................  26
Section 5.3.  Compensation and Expenses ....................................  27
Section 5.4.  Stamp and Other Similar Taxes ................................  27
Section 5.5.  Filing Fees, Excise Taxes, etc ...............................  28
Section 5.6.  Indemnification ..............................................  28
Section 5.7.  Further Assurances ...........................................  28



SECTION  6     THE TRUSTEE .................................................  29
Section 6.1.  Acceptance of Trust ..........................................  29
Section 6.2.  Exculpatory Provisions .......................................  29
Section 6.3.  Delegation of Duties .........................................  30
Section 6.4.  Reliance by Trustee ..........................................  30
Section 6.5.  Limitations on Duties of the Trustee .........................  31
Section 6.6.  Moneys to Be Held in Trust ...................................  32
Section 6.7.  Resignation and Removal of the Trustee .......................  32
Section 6.8.  Status of Successors to the Trustee ..........................  34
Section 6.9.  Merger of the Trustee ........................................  34
Section 6.10.  Additional Co-Trustees; Separate Trustees ...................  34

SECTION  7     RELEASE OF COLLATERAL .......................................  36
Section 7.1.  Conditions to Release of Collateral ..........................  36
Section 7.2.  Actions Following Release of the Collateral ..................  36

SECTION 8      AGREEMENTS AMONG BENEFICIARIES ..............................  37
Section 8.1.  Limited Subordination of Liens ...............................  37
Section 8.2.  Bankruptcy Issues ............................................  37
Section 8.3.  Miscellaneous Agreements Among Beneficiaries .................  38
Section 8.4.  Cap on Principal Mutual Obligations ..........................  39
Section 8.5.  Cap on Revolving Commitment Advances .........................  39
Section 8.6.  Payment of Trustee's Fees ....................................  40
Section 8.7.  Assignment ...................................................  40
Section 8.8.  Invalidation of Payments .....................................  40
Section 8.9.  Restrictions on the Admission of Other
                Beneficiaries ..............................................  40

SECTION 9      MISCELLANEOUS ...............................................  42
Section 9.1.  Amendments, Supplements and Waivers ..........................  42
Section 9.2.  Notices ......................................................  42
Section 9.3.  Guaranties ...................................................  43
Section 9.4.  Trust Funds Remittance Statutes ..............................  44
Section 9.5.  Restricted Actions ...........................................  44
Section 9.6.  Headings .....................................................  44
Section 9.7.  Severability .................................................  44
Section 9.8.  Dealings with the Debtor .....................................  44
Section 9.9.  Claims Against the Trustee ...................................  44
Section 9.10.  Binding Effect ..............................................  45
Section 9.11.  Conflict with Other Agreements ..............................  45
Section 9.12.  Governing Law ...............................................  45
Section 9.13.  Counterparts ................................................  45




SCHEDULES
     Schedule 1:     Centers
     Schedule 2:     Custodial Agents and Agreements
     Schedule 3:     Trade Names
     Schedule 4:     Deposit Accounts
     Schedule 5:     Locations of Collateral
     Schedule 6:     Financing Statements
     Schedule 7-A:   Form of Guaranty
     Schedule 7-B:   Form of Guaranty

EXHIBITS
     Exhibit A:      Form of Long Letter to Depositories
     Exhibit B:      Form of Short Letter to Depositories
     Exhibit C:      Form of Letter to Custodial Agents
     Exhibit D:      Form of Advance Request

                          COLLATERAL TRUST AGREEMENT

         This COLLATERAL TRUST AGREEMENT (this "Agreement") dated as of
                                                ---------
November 15, 1996 is by and among ACE CASH EXPRESS, INC. (doing business sometimes under the name of Ace America's Cash Express), a Texas corporation (the "Debtor"), AMERICAN EXPRESS TRAVEL RELATED SERVICES COMPANY, INC., a New
      ------
York corporation ("AMEX"), PRINCIPAL MUTUAL LIFE INSURANCE COMPANY, an Iowa
                   ----
corporation ("Principal Mutual"), and WILMINGTON TRUST COMPANY, a Delaware
              ----------------
banking corporation (the "Trustee"), and such other beneficiaries who may
                          -------
become a party to this Agreement from time to time.

                             W I T N E S S E T H:

         WHEREAS, the Debtor and AMEX have entered into the Master Agreement (as hereinafter defined) and the AMEX Security Agreement (as hereinafter defined);

         WHEREAS, the Debtor and Principal Mutual have entered into the Principal Mutual Note Agreement (as hereinafter defined);

         WHEREAS, the senior secured notes issued pursuant to the Principal Mutual Note Agreement in the initial aggregate principal amount of $20,000,000 (as such notes may be amended, restated, modified, replaced or extended from time to time, the "Notes") will, from time to time, be held by Principal Mutual
                   -----
and/or other Persons (collectively, the "Noteholders");
                                         -----------

         WHEREAS, in consideration of AMEX entering into the Third Master Agreement Amendment (as hereinafter defined) and Principal Mutual entering into the Principal Mutual Note Agreement, the Debtor has agreed to enter into the Security Agreement (as hereinafter defined) with the Trustee to secure, subject to the terms and conditions of this Agreement and the Security Documents (as hereinafter defined), the payment of the Secured Debt (as hereinafter defined); and

         WHEREAS, the closing of each of the Third Master Agreement Amendment and the Principal Mutual Note Agreement is conditioned upon this Agreement and the related Security Documents having been duly executed and delivered.

                             DECLARATION OF TRUST:

         NOW, THEREFORE, to secure the payment, observance and performance of the Secured Debt and in consideration of the premises and the mutual agreements set forth herein, the Trustee does hereby declare that it holds as trustee in trust under this

Agreement all of its right, title and interest in, to and under all the following (and the Debtor does hereby consent thereto):

         (A) the Assignment of Deposit Accounts and Security Agreement dated as of the date hereof and the security interests granted to the Trustee thereunder;

         (B)  the Uniform Commercial Code financing statements listed on
     Schedule 6 hereto;
     ----------

         (C) each agreement entered into and delivered, from time to time, pursuant to Sections 2.4, 5.7 or 9.1(b) of this Agreement and the
                 ------------  ---    ------
     collateral granted to the Trustee thereunder;

         (D)  the Guaranties;

         (E)  the Trust Agreement Collateral (as hereinafter defined); and

         (F)  the Proceeds (as hereinafter defined) of each of the foregoing.

         TO HAVE AND TO HOLD the foregoing Security Documents and the Collateral (as hereinafter defined) and the Proceeds of any and all thereof (the right, title and interest of the Trustee in the Security Documents and the Collateral and such Proceeds being hereinafter referred to as the "Trust Estate") unto the
                                                        ------------
Trustee and its successors in trust under this Agreement and its assigns and the assigns of its successors in trust forever.

         IN TRUST NEVERTHELESS, under and subject to the terms and conditions set forth herein and in the Security Documents, and for the benefit of the Beneficiaries (as hereinafter defined) and for the enforcement of the payment of all Secured Debt, and for the performance of and compliance with the covenants and conditions of this Agreement, the Master Agreement, the Principal Mutual Note Agreement, each other Beneficiary Agreement (as hereinafter defined) and each of the Security Documents.

         PROVIDED, HOWEVER, that these presents are upon the condition that if the Debtor, or its successors or assigns, shall satisfy all of the conditions set forth in Section 7 of this Agreement with respect to all or any part of the
             ---------
Collateral, as the case may be, then (if with respect to all of the Collateral) this Agreement, and the estates and rights assigned in the Security Documents, shall cease, determine and be void or (if with respect to part of the Collateral) this Agreement, and the estates and rights assigned in the Security Documents, shall cease, determine and be void with respect to such part of the Collateral; otherwise they shall remain and be in full force and effect.

         IT IS HEREBY FURTHER COVENANTED AND DECLARED that the Trust Estate is to be held and applied by the Trustee, subject to the further covenants, conditions and trust hereinafter set forth.

                                  SECTION  1

                         DEFINITIONS AND OTHER MATTERS

         (a) As used in this Agreement, the following terms shall have the following meanings (such meanings to be equally applicable to both the singular and plural forms of the terms defined):

         "Actionable Default" shall mean (i) with respect to AMEX, an AMEX Event
          ------------------
    of Default exists or has occurred and, as a result thereof, there has been an acceleration of the AMEX Obligations; (ii) with respect to the Noteholders, a Principal Mutual Event of Default exists or has occurred and, as a result thereof, there has been an acceleration of the Principal Mutual Obligations; or (iii) with respect to any other Beneficiary, an Event of Default (as defined in such other Beneficiary's Beneficiary Agreement) exists or has occurred and, as a result thereof, there has been an acceleration of such Beneficiary's Beneficiary Obligations.

         "Advance Request" shall mean a written request substantially in the
          ---------------
    form of Exhibit D hereto delivered by the Debtor to AMEX in accordance with
            ---------
    the Master Agreement (with a copy delivered to the Trustee, and copies of which shall be sent by the Trustee to each Beneficiary upon such Beneficiary's request), pursuant to which the Debtor requests Advances, provides current information concerning the Liquid Security Amount, certifies that following such Advance the Coverage Ratio will not be less than 1 to 1 and further certifies to the best of its knowledge the accuracy of such information.

         "Advances" shall mean, in addition to the Advances (as defined in the
          --------
    Master Agreement) outstanding as of the date hereof, the loans from time to time advanced to the Debtor pursuant to Advance Requests delivered by the Debtor to AMEX in accordance with the Master Agreement, which Advances shall be for the purposes permitted by Section 3.4 of the Master Agreement as in effect on the date hereof. Any loan or advance made to the Debtor pursuant to an Advance Request shall be an Advance and AMEX shall have no obligation or duty to any Person to verify or review the accuracy of the information contained in such Advance Request.

         "Affiliate" shall mean, with respect to any Person, any other Person
          ---------
    which directly or indirectly controls, is controlled by or is under common control with such Person.

         "Agreement" shall mean this Collateral Trust Agreement, as it may be
          ---------
    amended, restated or otherwise modified from time to time.

         "AMEX" shall mean American Express Travel Related Services Company,
          ----
    Inc., a New York corporation.

         "AMEX Event of Default" shall have the meaning attributed to the term
          ---------------------
    "Event of Default" set forth in Section 9 of the First Master Agreement Amendment.

         "AMEX Obligations" shall mean all existing and future obligations and
          ----------------
    liabilities of the Debtor to AMEX and/or its assignee under the Master Agreement, the AMEX Security Agreement and any and all other agreements, documents and instruments heretofore, now or hereafter executed in connection therewith or which relate thereto other than the principal amount of Revolving Commitment Advances made in excess of $18.5 million (plus interest, fees and expenses thereon) without the consent required pursuant to Section 8.5 of this Agreement.
       -----------

         "AMEX Priority Fees and Expenses" shall mean such portion of the total
          -------------------------------
    fees and expenses incurred by AMEX in connection with the collection or enforcement of the AMEX Obligations which on the date of distribution, pursuant to Section 4.4 of this Agreement, shall equal the amount obtained
                -----------
    by multiplying the total of such fees and expenses by a fraction of which the numerator is equal to the AMEX Priority Obligations (less all fees and expenses incurred by AMEX) and the denominator is equal to the AMEX Obligations (less all fees and expenses incurred by AMEX). For purposes of this definition, fees and expenses incurred by AMEX shall not include any penalties, premiums, commitment fees, breakage fees or similar types of fees, if any, charged by AMEX.

         "AMEX Priority Obligations" shall mean that portion of the AMEX
          -------------------------
    Obligations equal to the sum, without duplication, of (i) Trust Amount, plus
                                                                            ----
    (ii) the outstanding unpaid balance of all Advances (provided that Advances,
                                                         --------
    for the purpose of determining AMEX Priority Obligations, shall not exceed the Maximum Advances), plus (iii) all accrued and unpaid interest (including
                           ----
    default interest) on the amounts in subsections (i) and (ii) of this paragraph, plus (iv) the AMEX Priority Fees and Expenses.
               ----

         "AMEX Security Agreement" shall have the meaning set forth in the
          -----------------------
    recitals to the Security Agreement.

         "Approved Account" shall mean, with respect to any Depository, any of
          ----------------
    the Deposit Accounts identified in, or listed on an exhibit to, an effective letter agreement (substantially in the form of Exhibit A or B to this
                                                   ---------    -
    Agreement) executed by such Depository.

         "Bankruptcy Code" shall mean the federal Bankruptcy Code, as amended
          ---------------
    from time to time.

         "Beneficiary" shall mean AMEX, each Noteholder, the Trustee and any
          -----------
    other Person for whose benefit there is now or hereafter granted a security interest in the Collateral pursuant to the Security Agreement. For purposes of determining the actions taken by a Beneficiary which is a Class of Beneficiaries (other than the Noteholders), all of the Beneficiaries making up such Class shall be deemed to have taken or be bound by any action approved by the Required Beneficiaries of such Class.

         "Beneficiary Agreement" shall mean the Master Agreement, the Principal
          ---------------------
    Mutual Note Agreement and, with respect to any other Beneficiary, the agreement between the Debtor and such Beneficiary under which such Beneficiary agrees to loan money to the Debtor and, in return, such Beneficiary agrees in writing to be bound by the provisions of this Agreement and the Security Agreement.

         "Beneficiary Obligations" shall mean the AMEX Obligations, the
          -----------------------
    Principal Mutual Obligations and all existing and future obligations and liabilities of the Debtor to any and all Beneficiaries under all Beneficiary Agreements and any and all agreements, documents and instruments executed in connection therewith or which relate thereto other than (i) with respect to AMEX, the principal amount of Revolving Commitment Advances made in excess of $18.5 million (plus interest, fees and expenses thereon) without the consent required pursuant to Section 8.5 of this Agreement, (ii) with
                                 -----------
    respect to Principal Mutual and the other Noteholders, the principal amount advanced or loaned by Principal Mutual or any other Noteholder made in excess of $20 million (plus interest, fees and expenses thereon) without the consent required pursuant to Section 8.4 of this Agreement and (iii) with
                                 -----------
    respect to any other Beneficiary, the principal amount advanced or loaned by such Beneficiary made in excess of the limitation agreed to by such Beneficiary pursuant to Section 8.9(c)(Z) of this Agreement (plus interest,
                            -----------------
    fees and expenses thereon) without the consent required by Section 8.9(d) of
                                                               --------------
    this Agreement.

         "Business Day" shall mean (i) any day excluding Saturday, Sunday and
          ------------
    any day which is a legal holiday under the law of the State of New York or Delaware or is a day on which banking institutions located in either such State are required or authorized by law or other governmental action to close, and (ii) a day of the year on which the Trustee is not required or authorized to close.

         "Centers" shall have the meaning set forth in Section 1.3 of the
          -------
    Security Agreement. All of the Debtor's Centers (which includes all locations where the Debtor transacts business) are identified on Schedule 1
                                                                     ----------
    hereto.

         "Class" shall mean two or more Beneficiaries which hold Beneficiary
          -----
    Obligations arising out of the same Beneficiary Agreement.

         "Collateral" shall have the meaning set forth in Section 1.5 of the
          ----------
    Security Agreement.

         "Collateral Account" shall have the meaning set forth in Section 4.1 of
          ------------------
    this Agreement.

         "Concentration Account" shall have the meaning set forth in Section 4.1
          ---------------------                                      -----------
    of this Agreement.

         "Coverage Ratio" shall mean the ratio of (a) the Liquid Security Amount
          --------------
    to (b) the sum of (i) the Trust Amount plus (ii) Advances.
                                           ----

         "Custodial Agent" shall have the meaning set forth in Section 1.6 of
          ---------------
    the Security Agreement. All of the Debtor's Custodial Agents and all of the Debtor's agreements with its Custodial Agents are identified on Schedule 2
                                                                    ----------
    hereto.

         "Debt Instrument" shall mean any promissory note or other instrument,
          ---------------
    document or agreement evidencing any Secured Debt.

         "Debtor" shall mean Ace Cash Express Inc., a Texas corporation, and all
          ------
    other trade names under which Ace Cash Express Inc. transacts business as identified on Schedule 3 hereto.
                  ----------

         "Depository" shall mean each financial institution at which a Deposit
          ----------
    Account is maintained.

         "Deposit Accounts" shall have the meaning set forth in Section 1.9 of
          ----------------
    the Security Agreement. All of the Debtor's Deposit Accounts are identified on Schedule 4 hereto.
       ----------

         "Distribution Dates" shall mean the Business Days fixed by the Trustee
          ------------------
    (the first of which shall occur as soon as practicable but in no event more than ninety (90) days after the giving of a Notice of Actionable Default which has not theretofore been withdrawn and the balance of which shall, so long as such Notice of Actionable Default shall not have been withdrawn, be on the corresponding date (of if not a Business Day, the next Business Day) in each calendar month thereafter) for the distribution of all moneys held by the Trustee in the Collateral Account.

         "First Data" shall mean First Data Corporation, a Delaware corporation.
          ----------

         "First Master Agreement Amendment" shall have the meaning set forth in
          --------------------------------
    the recitals to the Security Agreement. "GAAP" shall mean United States generally accepted accounting principles in effect at the applicable date.

         "Governmental Authority" shall mean any nation or government, any state
          ----------------------
    or other political subdivision thereof and any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government.

         "Guaranty" shall mean the guaranty executed by each of the Debtor's Subsidiaries for the benefit of all Beneficiaries, which guaranty shall be substantially in the form of Schedule 7-A or 7-B to this Agreement.
                                 ------------    ---

         "Hurdle" shall equal $12,500,000.
          ------

         "IPS" shall mean Integrated Payment Systems Inc., a Delaware
          ---
    corporation.

         "Liquid Security Amount" shall mean the sum of (i) the amount of
          ----------------------
    collected balances and uncollected balances (represented by provisional credits) in all bank accounts, deposits in transit (representing one day's volume of checks cashed during weekday operations and up to three days' volume of checks cashed during weekend and holiday operations), other cash equivalents, negotiable instruments and other instruments and liquid assets of the Debtor in which the Trustee shall have been granted a security interest (excluding any such instruments or assets as may be related to consumer loans), plus (ii) the amount of cash at the end of each day in the Debtor's locations at which Money Orders are sold, but excluding the aggregate sum of any cash that the Debtor is prevented by agreement from pledging to any Person.

         "Locations of Collateral" shall include all the properties on which
          -----------------------
    Equipment or Inventory is located as identified on Schedule 5 hereto.
                                                       ----------

         "Majority Holders" shall mean, as of any date, subject to the following
          ----------------
    sentence, the Beneficiary or Beneficiaries (other than the Trustee) holding more than 50% of the aggregate unpaid principal amount of the Secured Debt (other than the Secured Debt owed to the Trustee). For purposes of determining Majority Holders, all of the Noteholders shall be deemed to have taken or be bound by any action approved by the Required Noteholders and all of the Beneficiaries comprising a Class of Beneficiaries shall be deemed to have taken or be bound by any action approved by the Required Beneficiaries of such Class.

         "Make-Whole Amount" shall have the meaning set forth in Section 9.1 of
          -----------------
    the Principal Mutual Note Agreement.

         "Mandatory Holders" shall mean, as of any date, AMEX, the Noteholders
          -----------------
    and each other Beneficiary (other than the Trustee). The consent or approval of the Mandatory Holders requires the consent or approval of AMEX, the Required Noteholders and the Required Beneficiaries of each Class of Beneficiaries and each other Beneficiary (other than the Trustee) not participating in a Class of Beneficiaries.

         "Master Agreement" shall have the meaning set forth in the recitals to
          ----------------
    the Security Agreement.

         "Material Adverse Effect" shall mean any condition, change, effect or
          -----------------------
    event (or any development that, insofar as can be reasonably foreseen, would result in any condition, change, effect or event) that is materially adverse to (i) the assets, business, financial condition, results of operations, affairs, properties or prospects of the Debtor and its Subsidiaries taken as a whole, (ii) the ability of the Debtor to perform its obligations under any of the Security Documents, (iii) the validity or priority of the lien in favor of the Trustee or the Trustee's security interest, or (iv) the validity or enforceability of any Security Documents.

         "Maximum Advances" shall mean, as of any date, the greater of (i) the
          ----------------
    Liquid Security Amount less the Trust Amount or (ii) the aggregate
                           ----
    outstanding balance of Advances made pursuant to Advance Requests certifying that after the making of the requested Advance the Coverage Ratio will not be less than 1 to 1.

         "Money Orders" shall mean money orders issued pursuant to the Master
          ------------
    Agreement.

         "Noteholders" shall have the meaning set forth in the recitals to this
          -----------
    Agreement. For purposes of determining the actions taken by the Noteholders, all of the Noteholders shall be deemed to have taken or be bound by any action approved by the Required Noteholders.

         "Notes" shall have the meaning set forth in the recitals to this
          -----
    Agreement.

         "Notice of Actionable Default" shall mean a written certification to
          ----------------------------
    the Trustee and the Debtor (i) from AMEX, certifying that an Actionable Default has occurred (with respect to the AMEX Obligations); (ii) from the Required Noteholders certifying that an Actionable Default has occurred (with respect to the Principal Mutual Obligations); (iii) from the Required Beneficiaries of a Class of Beneficiaries certifying that an Actionable Default has occurred (with respect to such Class of Beneficiaries' Beneficiary Obligations); or (iv) from any other Beneficiary (other than the Trustee), which is not participating in a Class of Beneficiaries, certifying that an Actionable Default has occurred (with respect to such Beneficiary's Beneficiary Obligations).

         "Obligations" shall mean and include, collectively, the AMEX
          -----------
    Obligations, the Principal Mutual Obligations, the Beneficiary Obligations, all other obligations secured by the Security Agreement and all obligations due the Trustee under this Agreement.

         "Person" shall mean any individual, corporation, partnership, joint
          ------
    venture, limited liability company, association, joint-stock company, trust, unincorporated organization, Governmental Authority or other entity.

         "Principal Mutual" shall mean Principal Mutual Life Insurance Company,
          ----------------
    an Iowa corporation.

         "Principal Mutual Event of Default" shall have the meaning attributed
          ---------------------------------
    to the term "Event of Default" set forth in Section 8.1 of the Principal Mutual Note Agreement.

         "Principal Mutual Note Agreement" shall have the meaning set forth in
          -------------------------------
    the recitals to the Security Agreement.

         "Principal Mutual Obligations" shall mean all existing and future
          ----------------------------
    obligations and liabilities of the Debtor to Principal Mutual and the other Noteholders under the Principal Mutual Note Agreement and any and all other agreements, documents and instruments executed in connection therewith or which relate thereto other than the principal amount advanced or loaned by Principal Mutual or any other Noteholder made in excess of $20 million (plus interest, fees and expenses thereon) without the consent required pursuant to Section 8.4 of this Agreement.
                                     -----------

         "Proceeds" shall have the meaning ascribed to it in Section 9-306(l) of
          --------
    the Uniform Commercial Code as in effect in the State of New York and, whether or not constituting proceeds under such section, shall include, but shall not be limited to, (i) any and all proceeds of any insurance, indemnity, warranty or guaranty payable to the Debtor from time to time with respect to any of the Collateral, (ii) any and all payments (in any form whatsoever) made or due and payable to the Debtor from time to time in connection with any requisition, confiscation, condemnation, seizure or forfeiture of all or any part of the Collateral by any Governmental Authority, and (iii) any and all other amounts from time to time paid or payable to the Debtor upon the sale, exchange, collection or other disposition of any part of the Collateral.

         "Required Beneficiaries" shall mean, at any time, with respect to each
          ----------------------
    Class of Beneficiaries (other than the Noteholders), the holders of at least 51% in principal amount of the Obligations owing to such Class of Beneficiaries.

         "Required Noteholders" shall mean, at any time, the holders of at least
          --------------------
    51% in principal amount of the Notes at the time outstanding (exclusive of the Notes then owned by the Debtor or any Subsidiary or Affiliate of the Debtor).

         "Responsible Officer" shall mean, with respect to any Person (other
          -------------------
    than individuals and Governmental Authorities), the chief executive officer, the chief financial officer or the chief accounting officer of such Person, and, with respect to AMEX, the chief executive officer, the chief financial officer or the chief accounting officer of IPS or any executive vice president of First Data.

         "Restricted Actions" shall include (i) the release of Collateral
          ------------------
    pursuant to Section 7.1, (ii) any amendment to the Security Agreement which
                -----------
    adds as Collateral any real property or any personal property of a type or category which is not of the same or similar type or category listed in
    Section 1.5 of the Security Agreement and (iii) any amendment to this Agreement except as provided in Section 9.1(b) hereof.
                                    --------------

         "Revolving Commitment Advances" shall mean the advances made from time
          -----------------------------
    to time by AMEX to the Debtor, which advances shall be for the purposes permitted by Section 5.7 (as said Section 5.7 is set forth at Section 1.1.L. of the Second Master Agreement Amendment) of the Master Agreement as in effect on the date hereof.

         "Second Master Agreement Amendment" shall have the meaning set forth in
          ---------------------------------
    the recitals to the Security Agreement.

         "Secured Debt" shall mean, as of any date, the Obligations then
          ------------
    outstanding. In no event, unless the Mandatory Holders give their prior written consent, shall Secured Debt include the unadvanced amount of any commitment (other than the undrawn face amount of letters of credit).

         "Security Agreement" shall mean the Assignment of Deposit Accounts and
          ------------------
    Security Agreement by and between the Debtor and the Trustee dated as of the date hereof, as the same may be amended, supplemented or otherwise modified from time to time in accordance with its terms.

         "Security Documents" shall mean the Security Agreement, the Guaranty
          ------------------
    Agreements and the other security agreements, instruments and documents referred to on Schedules 1, 2, 3, 4, 5, 6 and 7 hereto, any additional
                   -----------  -  -  -  -  -     -
    documents executed to reflect the grant to the Trustee, of a lien upon or security interest in any Collateral, and any agreement or document referred to in Sections 2.4, 5.7 or 9.1(b) of this Agreement, as the same may be
          ------------  ---    ------
    amended, supplemented or otherwise modified from time to time in accordance with their respective terms.

         "Standstill Period" shall mean the period commencing on the earlier of
          -----------------
    (i) the day AMEX provides written notice to the Trustee, the Noteholders and any other Beneficiaries (in a manner set forth in Section 9.2 of this
                                                      -----------
    Agreement) of the existence or occurrence of an Actionable Default (with respect to the AMEX Obligations) or (ii) the day AMEX receives written notice from the Required Noteholders or any other Beneficiary (in a manner set forth in Section 9.2 of this Agreement, a copy of which notice AMEX
                 -----------
    shall promptly forward to the Trustee) of the existence or occurrence of an Actionable Default (with respect to the Principal Mutual Obligations or such Beneficiary's Beneficiary Obligations) and ending on the earlier of (x) the close of business on the day which is 45 days after the date the Standstill Period commenced or (y) the day on which the AMEX Priority Obligations are paid in full, in cash or other consideration acceptable to AMEX in its sole discretion. The Standstill Period shall be determined in accordance with the preceding sentence and shall not terminate any earlier notwithstanding that the amount of outstanding AMEX Priority Obligations may, at any time during the Standstill Period, be less than the Hurdle. If a Standstill Period commences and later terminates upon the expiration of the 45-day period thereof, AMEX shall not be permitted to invoke another Standstill Period until after 180 days following the expiration of such Standstill Period. If a Standstill Period commences and later terminates prior to the expiration of the 45-day period thereof because a Notice of Actionable Default has been withdrawn, additional Standstill Period(s) can be invoked in the manner, for the period, and subject to the limitations set forth in this paragraph if a new Actionable Default shall occur; provided, if a Standstill Period commences upon the
                         --------
    filing of a Notice of Actionable Default by AMEX, from the day thereof until 180 days thereafter, the total number of days comprising the Standstill Period(s) during such 180-day period shall be 45 days.

         "Subsidiary" shall mean, when used with reference to any Person, any
          ----------
    corporation, association or other business entity in which such Person owns directly or indirectly a majority of the outstanding voting securities or owns sufficient equity or voting interests to enable it, in the absence of contingencies, to elect a majority of the directors of such entity or, if such entity is a partnership or a joint venture, such Person has more than a 50% interest in the profits or capital thereof. Unless the context otherwise clearly requires, any reference to a "Subsidiary" is a reference to a Subsidiary of the Debtor.

         "Third Master Agreement Amendment shall have the meaning set forth in
          --------------------------------
    the recitals to the Security Agreement.

         "Trust Agreement Collateral" shall have the meaning set forth in
          --------------------------
    Section 4.2(a) of this Agreement.
    --------------

         "Trust Amount" shall mean, with respect to the following items for
          ------------
    which payment has not been actually received by AMEX or its assignee and for which the Debtor is liable pursuant to the Master Agreement, the sum of (i) the face amount of all Money Orders either (x) sold by the Debtor pursuant to the Master Agreement or (y) lost, stolen or misappropriated by or from the Debtor, and paid by AMEX or its assignee, plus (ii) the per item fee (as
                                                  ----
    adjusted pursuant to the Master Agreement) for each such Money Order.

         "Trust Estate" shall have the meaning set forth in the recitals to this
          ------------
    Agreement.

         "Trustee" shall mean Wilmington Trust Company, a Delaware banking
          -------
    corporation, and its successors in trust as provided herein.

         "Trustee's Fees" shall mean all fees, costs and expenses of the Trustee
          --------------
    of the types described in Sections 5.3, 5.4, 5.5 and 5.6 of this Agreement.
                                       ---  ---  ---     ---

         "Trustee's Liens" shall mean all liens and security interests against
          ---------------
    the Trust Estate which result from (i) claims against the Trustee unrelated to the transactions contemplated by this Agreement and the Security Documents or (ii) affirmative acts by the Trustee creating a lien or security interest other than as contemplated by this Agreement.

         (b) The words "hereof," "herein" and "hereunder" and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement and section references are to this Agreement unless otherwise specified.

         (c) All terms defined in this Agreement in the singular shall have comparable meanings when used in the plural, and vice versa, unless otherwise specified.

         (d) Terms describing items or types of collateral not otherwise defined herein which are defined in or used in Article 9 of the Uniform Commercial Code as in effect in the State of New York shall herein have the respective meanings given to them in such Article 9.

                                  SECTION  2

               CERTAIN OBLIGATIONS AND DUTIES OF THE TRUSTEE AND
                        THE DEBTOR; POWERS OF ATTORNEY

         Section 2.1. Authorization to Execute Security Documents. The Trustee shall execute and deliver each of the Security Documents requiring execution and delivery by it and shall accept delivery from the Debtor of those Security Documents which do not require the Trustee's execution.

         Section 2.2. Certain Representations and Warranties. The Trustee, in its capacity as trustee hereunder, and Wilmington Trust Company, in its individual capacity, each represent and warrant to the Beneficiaries as follows:

         (a) Wilmington Trust Company is a banking corporation duly incorporated, validly existing and in good standing under the laws of its jurisdiction of incorporation and has all requisite corporate power and authority to enter into and perform its obligations under this Agreement and the Security Documents to which it is a party.

        (b) The execution, delivery and performance by the Trustee of this Agreement and the Security Documents to which it is a party have been duly authorized by all necessary corporate action on the part of Wilmington Trust Company.

        (c) There are no Trustee's Liens and Wilmington Trust Company, in its individual capacity, has no liens or security interests against the Trust Estate.

        (d) There are no actions or proceedings pending or, to the actual knowledge of any officers of Wilmington Trust Company's Corporate Trust Administration, threatened against it before any Governmental Authority (i) which question the validity or enforceability of this Agreement or any Security Documents to which it is a party; or (ii) which relate to the banking or trust powers of Wilmington Trust Company and which, if determined adversely to the position of Wilmington Trust Company, would materially and adversely affect the ability of Wilmington Trust Company or the Trustee to perform their respective obligations under this Agreement or any of the Security Documents to which any one or more of them is a party.

        (e) This Agreement and each of the Security Documents to which the Trustee is a party have been duly executed and delivered by the Trustee (assuming, with respect to the Security Documents, that this Agreement has been duly authorized, executed and delivered by the other parties hereto) and are the legal, valid and binding obligations of the Trustee enforceable in accordance with their terms, except to the extent enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent transfer or other similar laws affecting the enforcement of creditors' rights generally and by the effect of general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

        (f) No Uniform Commercial Code financing statements or other filings or recordations executed by or on behalf of Wilmington Trust Company (in its individual capacity) have been filed by or against it with respect to any of the Collateral.

        Section 2.3.  Actions: Control of the Trustee. (a) Subject to Sections
                                                                      --------
2.3(b) and 2.3(c), at such times during the Standstill Period as the amount of
------     ------
outstanding AMEX Priority Obligations is greater than or equal to the Hurdle, the Trustee shall take such action with respect to the Collateral and the Security Documents (including, but not limited to, exercising the rights and remedies provided in Section 3 hereof) as is requested in writing by
                                ---------
AMEX and only by AMEX; if, however, the Standstill Period has expired or if during the Standstill Period the amount of outstanding AMEX Priority Obligations is at the time action is requested less than the Hurdle, the Trustee shall take only such action with respect to the Collateral and the Security Documents (including, but not limited to, exercising any of the rights and remedies provided in Section 3 hereof) as is requested in writing by the Majority
            ---------
Holders. Notwithstanding the foregoing, the Trustee shall at no time take any Restricted Actions without the consent of the Mandatory Holders; and the Trustee shall not be obligated to take any action which is in conflict with any provisions of law or of this Agreement or the Security Documents or with respect to which the Trustee has not received adequate security or indemnity as provided in Section 6.4(d). Following the receipt by the Trustee of a Notice of
   --------------
Actionable Default, and so long as such Notice of Actionable Default has not been withdrawn, the Trustee shall not take any action to enforce the security interest in the Collateral unless the Trustee has received instructions to do so in the manner provided in this Section 2.3.
                               -----------

        (b) The Trustee shall not be obligated to follow any written directions received pursuant to Section 2.3(a) of this Agreement to the extent the Trustee
                     --------------
has received an opinion of Richards, Layton & Finger, P.A. or such other independent counsel reasonably satisfactory to the Majority Holders to the effect that such written directions are in conflict with any provisions of law or this Agreement; provided, however, under no circumstances shall the Trustee
                   --------  -------
be liable for following the written instructions of AMEX, the Majority Holders or the Mandatory Holders at such times as such parties have the authority to act as herein provided.

        (c)  Nothing in this Section 2.3 shall impair the right of the Trustee
                             -----------
in its discretion to take or omit to take any action deemed proper by the Trustee and which action or omission is not inconsistent with any direction of AMEX, so long as the Standstill Period has not expired and the amount of outstanding AMEX Priority Obligations is greater than or equal to the Hurdle, or any direction of the Majority Holders, if the Standstill Period has expired or if during the Standstill Period at such times that the amount of outstanding AMEX Priority Obligations is less than the Hurdle; provided, however, the
                                                   --------  -------
Trustee shall not be under any obligation, as a result of this Section 2.3, to
                                                               -----------
take any action which is discretionary with the Trustee under the provisions hereof or under any Security Document unless so directed by AMEX, so long as the Standstill Period has not expired and the amount of outstanding AMEX Priority Obligations is greater than or equal to the Hurdle, or the Majority Holders, if the Standstill Period has expired or during the Standstill Period at such times that the amount of outstanding AMEX Priority

Obligations is less than the Hurdle; provided further that notwithstanding the
                                     -------- -------
foregoing, the Trustee shall at no time take any Restricted Actions without the consent of the Mandatory Holders.

        Section 2.4. Additional Security Documents. In the event that the Debtor acquires any interest in any Collateral which is not covered by a Security Document in a manner which will perfect the Trustee's lien upon and first priority security interest in such Collateral without further act or deed of the Trustee, at the time such interest in such Collateral is acquired, to the extent that such security interest may be perfected by the execution and/or filing of a Security Document, then the Debtor shall immediately prepare, execute and deliver to the Trustee such Security Documents, in form and substance similar to the Security Documents heretofore executed and delivered by the Debtor, as are necessary to perfect the Trustee's lien upon and security interest in such Collateral. If the signature of the Trustee is required on any such Security Document, the Debtor shall present such Security Document to AMEX and the Noteholders for review by AMEX and the Noteholders and, if approved by AMEX or the Required Noteholders, AMEX or the Required Noteholders (as the case may be) will forward such Security Document to the Trustee for signature and the Trustee shall execute such Security Document and return it to AMEX or the Required Noteholders (as the case may be) who shall file such Security Document with appropriate public filing and/or recording offices if such filing and/or recording is required or advisable to perfect or protect the Trustee's lien upon and security interest in such Collateral.

        Section 2.5. Powers of Attorney. The Debtor hereby irrevocably constitutes and appoints the Trustee and any officer or agent thereof, with full power of substitution, as its true and lawful attorney-in-fact with full power and authority in the name of the Debtor or the name of such attorney-in-fact, from time to time in the Trustee's discretion, for the purpose of signing documents and taking other action to perfect, promote and protect the liens and security interests of the Trustee in the Collateral. This power of attorney is a power coupled with an interest, shall be irrevocable and shall not first require the Trustee to have received a Notice of Actionable Default.

        Section 2.6. Copies of Letters and Documents. The Trustee shall promptly provide each Beneficiary copies of any letters or documents it receives in connection with any Deposit Account or any arrangement with any Custodial Agent, including, but not limited to, letters and documents related to the termination or opening of any Deposit Account or the termination of, or the entering into any new agreements with, any Custodial Agents or Depositories. In addition, if not already required to do so, the Trustee shall provide to any Beneficiary, upon such Beneficiary's request, copies of any letters or documents the Trustee receives from the Debtor or any other Person in connection with this Agreement, including additional Security Documents.

                                   SECTION 3

                         ACTIONABLE DEFAULTS; REMEDIES

        Section 3.1. Actionable Default. (a) Upon receipt of a Notice of Actionable Default, the Trustee shall, within five (5) Business Days thereafter, send a copy thereof to each Beneficiary and shall notify each Beneficiary, in the manner provided in Section 9.2 of this Agreement, that an Actionable Default
                       -----------
exists and that Notice of Actionable Default has been received. Upon receipt of any written directions pursuant to Section 2.3(a) of this Agreement, the Trustee
                                   --------------
shall, within five (5) Business Days thereafter, send a copy thereof to each Beneficiary.

        (b) The party or parties (or successors in interest thereto) giving a Notice of Actionable Default shall be entitled to withdraw it by delivering written notice of withdrawal to the Trustee (i) before the Trustee takes any action to exercise any remedy with respect to the Collateral or (ii) thereafter, if the Debtor otherwise indemnifies the Trustee and the Beneficiaries (in a manner satisfactory to the Trustee and the Beneficiaries in their sole discretion) with respect to all costs and expenses incurred by the Trustee and the Beneficiaries in connection with reversing all actions the Trustee has taken to exercise any remedy or remedies with respect to the Collateral. The Trustee shall immediately notify the Debtor as to the receipt and contents of any such notice of withdrawal and shall promptly notify each Beneficiary, in the manner provided in Section 9.2 of this Agreement, of the withdrawal of any Notice of
            -----------
Actionable Default and shall promptly send a copy of any such notice of withdrawal to each Beneficiary.

        Section 3.2. Remedies. (a) Upon receipt of a Notice of Actionable Default, and irrespective of whether the Trustee has delivered notices to the Beneficiaries pursuant to Section 3.1(a) of this Agreement, the Trustee shall
                          --------------
exercise the rights and remedies provided in this Section 3 and the rights and
                                                  ---------
remedies provided in any of the Security Documents.

        (b) The Debtor hereby waives presentment, demand, protest or any notice (to the extent permitted by applicable law and except as otherwise expressly provided in this Agreement) of any kind in connection with this Agreement, any Collateral or any Security Document.

        (c) The Debtor hereby irrevocably constitutes and appoints the Trustee and any officer or agent thereof, with full power of substitution, as its true and lawful attorney-in-fact with full power and authority in the name of the Debtor or in its own name, from time to time in the Trustee's discretion, upon the occurrence and during the continuance of any Actionable Default, for the purpose of carrying out the terms of this Agreement and any of the Security Documents, to take any and all appropriate action and to execute any and all documents and instruments which may be necessary or desirable to accomplish the purposes hereof and thereof and, without limiting the generality of the foregoing, hereby gives the Trustee the power and right on behalf of the Debtor, without assent by the Debtor, to the extent permitted by applicable law, to do the following:

        (i) to ask for, demand, sue for, collect, receive and give acquittance for any and all moneys due or to become due with respect to the Collateral,

        (ii) to receive, take, endorse, assign and deliver any and all checks, notes, drafts, acceptances, documents and other negotiable and nonnegotiable instruments, documents and chattel paper taken or received by the Trustee in connection herewith and therewith,

        (iii) to commence, file, prosecute, defend, settle, compromise or adjust any claim, suit, action or proceeding with respect to the Collateral,

        (iv) to sell, transfer, assign or otherwise deal in or with the Collateral or any part thereof pursuant to the terms and conditions hereunder and thereunder, and

        (v) to do, at its option and at the expense and for the account of the Debtor, at any time or from time to time, all acts and things which the Trustee deems necessary to protect or preserve the Collateral or the Trust Estate and to realize upon the Collateral;

provided that the Trustee shall provide the Debtor written notice of any actions
--------
taken by the Trustee pursuant to this subsection(c); provided further, however,
                                                     -------- -------  -------
that the Trustee's failure to provide the Debtor with such written notice shall not affect the validity of the Trustee's actions taken hereunder.

        Section 3.3. Right to Initiate Judicial Proceedings, etc. (a) Even if the Trustee has not received a Notice of Actionable Default, the Trustee shall nevertheless have the right and power to institute and maintain such suits and proceedings as it may deem appropriate to protect and enforce the rights vested in it by this Agreement and each Security Document; provided,
                                                    --------
however, that as set forth in Section 2.3(a) of this Agreement, foreclosure of
-------                       --------------
the liens and security interests in the Collateral may not be commenced prior to the Trustee's receipt of a Notice of Actionable Default.

        (b) If and only if the Trustee shall have received a Notice of Actionable Default and during such time as such Notice of Actionable Default shall not have been withdrawn in accordance with the provisions of Section
                                                                   -------
3.1(b) hereof, the Trustee may, either after entry or without entry, proceed by
------
suit or suits at law or in equity to foreclose upon the Collateral and to sell all or, from time to time, any of the Trust Estate under the judgment or decree of a court of competent jurisdiction.

        Section 3.4. Appointment of a Receiver. If a receiver of the Trust Estate shall be appointed in judicial proceedings, Wilmington Trust Company may be appointed as such receiver. Notwithstanding the appointment of a receiver, the Trustee shall be entitled to retain possession and control of all cash held by or deposited with it or its agents or co-trustees pursuant to any provision of this Agreement or any Security Document.

        Section 3.5. Exercise of Powers. All of the powers, remedies and rights of the Trustee as set forth in this Agreement may be exercised by the Trustee in respect of any Security Document as though set forth at length therein and all the powers, remedies and rights of the Trustee as set forth in any Security Document may be exercised from time to time as herein and therein provided.

        Section 3.6. Remedies Not Exclusive. (a) No remedy conferred upon or reserved to the Trustee herein or in the Security Documents is intended to be exclusive of any other remedy or remedies, but every such remedy shall be cumulative and shall be in addition to every other remedy conferred herein or in any of the Security Documents or now or hereafter existing at law or in equity or by statute.

        (b) No delay or omission of the Trustee to exercise any right, remedy or power accruing upon any Actionable Default shall impair any such right, remedy or power or shall be construed to be a waiver of any such Actionable Default or an acquiescence therein; and every right, power and remedy given by this Agreement or any Security Document to the Trustee may be exercised from time to time and as often as may be deemed expedient by the Trustee.

        (c) In case the Trustee shall have proceeded to enforce any right, remedy or power under this Agreement or any Security Document and the proceeding for the enforcement thereof shall have been discontinued or abandoned for any reason or shall have been determined adversely to the Trustee, then and in every such case the Debtor, the Trustee and the Beneficiaries shall, subject to any effect of or determination in such proceeding, severally and respectively be restored to their former positions and rights hereunder and under such Security Document with respect to the Trust Estate and in all other respects, and thereafter all rights, remedies and powers of the Trustee shall continue as though no such proceeding had been taken.

        (d) All rights of action and rights to assert claims upon or under this Agreement and the Security Documents may be enforced by the Trustee without the possession of any Debt Instrument or the production thereof in any trial or other proceeding relative thereto, and any such suit or proceeding instituted by the Trustee shall be brought in its name as Trustee and any recovery of judgment shall be held as part of the Trust Estate.

        Section 3.7. Waiver of Certain Rights. The Debtor, to the extent it may lawfully do so, on behalf of itself and all who may claim through or under it, including, without limitation, any and all subsequent creditors, vendees, assignees and lienors, expressly waives and releases any, every and all rights to demand or to have any marshaling of the Trust Estate upon any sale, whether made under any power of sale granted under the Security Documents, or pursuant to judicial proceedings or upon any foreclosure or any enforcement of this Agreement or the Security Documents and consents and agrees that all the Trust Estate may at any such sale be offered and sold as an entirety. In no event, however, does the Debtor waive any obligations of the Trustee under applicable law to dispose of the Trust Estate in a commercially reasonable manner.

        Section 3.8. Limitation on Trustee's Duties in Respect of Collateral. Beyond its duties set forth in this Agreement as to the custody thereof and the accounting to the Debtor and the Beneficiaries for moneys received by it hereunder, the Trustee shall not have any duty to the Debtor or the Beneficiaries as to any Collateral in its possession or control or in the possession or control of any agent or nominee of it or any income thereon or as to the preservation of rights against prior parties or any other rights pertaining thereto. To the extent, however, that the Trustee or an agent or nominee of the Trustee maintains possession or control of any of the Collateral or the Security Documents at any office of the Debtor, the Trustee shall, or shall instruct such agent or nominee to, grant the Debtor the access to such Collateral or Security Documents which the Debtor requires for the conduct of its business, as permitted by the Master Agreement, the Principal Mutual Note Agreement and each other Beneficiary Agreement, so long as the Trustee shall not have received a Notice of Actionable Default.

        Section 3.9.  Limitation by Law.  All the provisions of this Section 3
                                                                     ---------
are intended to be subject to all applicable mandatory provisions of law which may be controlling in the premises and to be limited to the extent necessary so that they will not render this Agreement invalid or unenforceable in whole or in part.

        Section 3.10. Absolute Rights of the Beneficiaries. Notwithstanding any other provision of this Agreement or any provision of any Security Document, but subject in all cases to the rights and obligations of the Beneficiaries under Sections 2.3 and 8.2 hereof, neither the right of each Beneficiary, which
      ------------     ---
is absolute and unconditional, to receive payments of the Secured Debt held by such Beneficiary on or after the due date thereof as therein expressed, to institute suit for the enforcement of such payment on or after such due date, or to assert its position and views as a secured or unsecured creditor in, and to otherwise exercise any right (other than the right to enforce the security interest in the Collateral, which shall in all circumstances be exercisable only by the Trustee and only as provided in this Agreement and the Security Agreement) which such Beneficiary may have in connection with, a case under the Bankruptcy Code in which the Debtor is a debtor, nor the obligation of the Debtor, which is also absolute and unconditional, to pay the Secured Debt owing by the Debtor to each Beneficiary at the time and place expressed therein shall be impaired or affected without the consent of such Beneficiary.

                                   SECTION 4

                   COLLATERAL ACCOUNT; APPLICATION OF MONEYS

        Section 4.1. The Collateral Account. On the date hereof there shall be established and, at all times thereafter until the trusts created by this Agreement shall have terminated, there shall be maintained with the Trustee an account which shall be entitled the "Collateral Account" (herein called the "Collateral Account"). The Collateral Account shall be established and
 ------------------
maintained by the Trustee at Rodney Square North, Wilmington, Delaware 19890. All moneys which are received by the Trustee with respect to the Collateral after the Trustee shall have received a Notice of Actionable Default which shall not have been withdrawn in accordance with the terms of Section 3.1(b) hereof
                                                        --------------
shall be deposited in the Collateral Account and thereafter shall be held, applied and/or disbursed by the Trustee in accordance with the terms of this Agreement. All moneys received by the Trustee with respect to all or any part of the Collateral (including, without limitation, any insurance proceeds received by the Trustee with respect to any policy carried by the Debtor, or any affiliate thereof, covering the Collateral), either (a) prior to Trustee's receipt of a Notice of Actionable

Default, or (b) after the withdrawal of a Notice of Actionable Default in accordance with the terms of Section 3.1(b) hereof, shall be deposited,
                             --------------
forthwith, into the Debtor's account no. 4159696539 with Wells Fargo Bank (Texas), N.A. ("Concentration Account"). All moneys received by the Trustee with
                ---------------------
respect to all or any part of the Collateral between the receipt by the Trustee of a Notice of Actionable Default and the withdrawal of such Notice of Actionable Default in accordance with the terms of Section 3.1(b) hereof shall,
                                                   --------------
to the extent not distributed pursuant to the terms of Section 4.4 of this
                                                       -----------
Agreement, be deposited, forthwith following such withdrawal, into the Concentration Account.

        Section 4.2.  Grant of Security Interest; Control of Collateral Account.
(a) To secure the prompt and complete payment, when due, and the observance and performance of all Secured Debt, the Debtor hereby assigns and pledges to the Trustee and grants to the Trustee a security interest in all of the right, title and interest of the Debtor in and to the following, whether presently existing or hereafter arising or acquired (the "Trust Agreement Collateral"): the
                                       --------------------------
Collateral Account, all cash deposited therein, all certificates and instruments, if any, from time to time representing the Collateral Account; all investments from time to time made pursuant to Section 4.3 hereof, all notes,
                                               -----------
certificates of deposit and other instruments from time to time hereafter delivered to or otherwise possessed by the Trustee in substitution for, or in addition to, any or all of the then existing Trust Agreement Collateral; all interest, dividends, cash, instruments, and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the then existing Trust Agreement Collateral; and to the extent not covered above, all Proceeds of and any collections, earnings and accruals with respect to any or all of the foregoing (whether the same are acquired before or after the commencement of a case under the Bankruptcy Code by or against the Debtor as debtor).

        (b) All right, title and interest in and to the Collateral Account shall vest in the Trustee, and funds on deposit in the Collateral Account and other Trust Agreement Collateral shall constitute part of the Trust Estate. The Collateral Account shall be subject to the exclusive dominion and control of the Trustee.

        Section 4.3. Investment of Funds Deposited in Collateral Account. The Trustee shall invest and reinvest moneys on deposit in the Collateral Account at any time in:

        (i) marketable obligations of the United States having a maturity not exceeding the date one year from the date of acquisition;

        (ii) marketable obligations directly and fully guaranteed by the United States having a maturity not exceeding the date one year from the date of acquisition;

        (iii) bankers' acceptances and certificates of deposit and other interest bearing obligations issued by Wilmington Trust Company or any bank organized under the laws of the United States or any state thereof (provided, however, that Wilmington Trust Company or such bank, as the case
      --------  -------
     may be, has capital, surplus and undivided profits aggregating at least
     $ 250,000,000 and a rating from Standard & Poor's Ratings Group or Moody's Investors Service, Inc. of A or better), in each case having a maturity not exceeding the date one year from the date of acquisition;

        (iv) commercial paper (except for commercial paper issued by the Debtor or any of its Affiliates) rated A-1 or the equivalent thereof by Standard & Poor's Ratings Group and P-1 or the equivalent thereof by Moody's Investors Service, Inc., and having a maturity not exceeding the date two hundred and seventy (270) days from the date of acquisition; and

        (v) repurchase obligations entered into with Wilmington Trust Company or with any bank (provided, however, that Wilmington Trust Company or such
                       --------  -------
     bank meets the requirements set forth in Section 4.3(iii) above), having a
                                              ----------------
     maturity not exceeding the earlier of the Distribution Date next following the date of acquisition or the date thirty (30) days from the date of acquisition, and collateralized by investments described in subsections 4.3(i) and 4.3(ii) above, provided that the Trustee takes immediate
     ------     -------
     physical possession of such collateral;

provided, however, that in order to provide the Beneficiaries with a perfected
--------  -------
security interest therein, each such investment shall be either:

        (A) evidenced, or deemed under applicable federal regulations to be evidenced, by negotiable certificates or instruments, or if non-negotiable then issued in the name of the Trustee, which (together with any appropriate instruments of transfer) are delivered to, and held by, the Trustee or an agent thereof (which shall not be the Debtor or any of its Affiliates) in Delaware or New York; or

        (B) in book-entry form and issued in the States of Delaware or New York by an entity located in the States of

     Delaware or New York and in which (in the opinion of independent counsel to the Trustee) the Trustee shall have a perfected security interest;

and provided, further, that the maximum amount of the funds held in the
    --------  -------
Collateral Account which may be invested in obligations of the types described in clauses (iii), (iv) and (v) above of any one issuer shall not exceed the lesser of five percent (5.0%) of such funds or $1,000,000. All such investments and the interest and income received thereon and therefrom and the net proceeds realized on the sale thereof shall be held in the Collateral Account as part of the Trust Estate.

        Section 4.4.  Application of Moneys.  Subject to Section 4.1 hereof, all
                                                         -----------
moneys held by the Trustee in the Collateral Account shall, to the extent available for distribution, be distributed by the Trustee on the first and each succeeding Distribution Date as follows:

        FIRST: To the Trustee in an amount equal to the Trustee's Fees which are unpaid as of such Distribution Date, and to any Beneficiary which has theretofore advanced or paid any such Trustee's Fees in an amount equal to the amount thereof so advanced or paid by such Beneficiary prior to such Distribution Date; provided, however, that nothing herein is intended to
                        --------  -------
     relieve the Debtor of its obligation to pay such costs, fees, expenses and liabilities from funds outside of the Collateral Account;

        SECOND: To AMEX in an amount equal to the AMEX Priority Fees and Expenses;

        THIRD: To AMEX in an amount equal to the AMEX Priority Obligations (but excluding therefrom any premiums thereon and AMEX Priority Fees and Expenses), such amount to be determined as of the day before the Distribution Date;

        FOURTH: To the Beneficiaries in an amount equal to the collection costs, fees and expenses (but excluding therefrom any penalties, premiums, commitment fees, breakage fees or similar types of fees) due to the Beneficiaries (including the balance of collection costs, fees and expenses owed to AMEX) and their representatives which are payable by the Debtor to the Beneficiaries under the relevant Debt Instrument, and, in case such moneys shall be insufficient to pay in full such costs, fees and expenses, then to the payment thereof ratably (without priority of any one over any other, except in accordance with applicable subordination provisions, if any, contained in the Debt Instruments) to each Beneficiary in proportion to the unpaid amounts thereof on the relevant Distribution Date;

        FIFTH: To the Beneficiaries in an amount equal to the unpaid interest (but excluding therefrom any penalties, premiums, commitment fees, breakage fees or similar types of fees) on loans and extensions of credit comprising the Secured Debt (other than the AMEX Priority Obligations) and, in case such moneys shall be insufficient to pay in full such interest, then to the payment thereof ratably (without priority of any one over any other, except in accordance with applicable subordination provisions, if any, contained in the Debt Instruments) to each Beneficiary in proportion to the unpaid amounts thereof determined on the day before the relevant Distribution Date;

        SIXTH: To the Beneficiaries in an amount equal to the unpaid principal of (but excluding therefrom any penalties, premiums, commitment fees, breakage fees or similar types of fees) loans and extensions of credit comprising the Secured Debt (other than the AMEX Priority Obligations) and, with respect to any outstanding letters of credit issued by any Beneficiary to the Debtor, the Trustee shall withhold and retain in the Collateral Account in trust for such Beneficiary the undrawn face amount of such letters of credit, and, in case such moneys shall be insufficient to pay in full such principal or to secure such letters of credit, then to the payment of each Beneficiary and to secure each such letter of credit ratably (without priority of any one over any other, except in accordance with applicable subordination provisions, if any, contained in the Debt Instruments) in proportion to the unpaid amounts thereof and the undrawn face amounts of such letters of credit determined on the day before the relevant Distribution Date (provided if the undrawn letters of credit are
                                 --------
     thereafter drawn, the Trustee shall pay the drawee the amount drawn up to the maximum amount retained by the Trustee for such drawee, and provided
                                                                     --------
     further, if such letters of credit expire, the Trustee shall distribute the
     -------
     amounts retained to secure such undrawn letters of credit to the Beneficiaries pursuant to this Section 4.4);
                                    -----------

        SEVENTH: To the Beneficiaries in an amount equal to the penalties, premiums, commitment fees, breakage fees or similar types of fees on all amounts due to the Beneficiaries and their representatives which are payable by the Debtor to the Beneficiaries under the relevant Debt Instrument (including the Make-Whole Amount), and, in case such moneys shall be insufficient to pay in full such penalties, premiums, commitment fees, breakage fees or similar types of fees, then to the payment thereof ratably (without priority of any one over any other, except in accordance with applicable subordination provisions, if any, contained in the Debt Instruments) to each Beneficiary in proportion to the unpaid amounts thereof on the relevant Distribution Date;

        EIGHTH: To the Beneficiaries in an amount equal to all other amounts, if any, then due to the Beneficiaries and their representatives; and

        NINTH: Any surplus then remaining shall be paid to the Debtor or its successors or assigns, or to whomever may be lawfully entitled to receive the same, or as a court of competent jurisdiction may direct; provided,
                                                                   --------
     however, that if any Beneficiary shall have notified the Trustee in writing
     -------
     that such Beneficiary has an outstanding claim, or has knowledge of a threatened potential claim, against the Debtor and such Beneficiary is entitled to the benefits of an indemnification, reimbursement or similar provision constituting Secured Debt in connection with such claim or potential claim, the Trustee shall continue to hold in the Collateral Account, for a period of not more than two (2) years following the date of such notice, the amount specified in such notice (which notice shall contain the Beneficiary's certification that the amount so specified is not included as part of an allowed claim in a pending bankruptcy proceeding and, if included in a pending claim, the Beneficiary's covenant to notify the Trustee to reduce the amount being held by the amount of such contingent claim that becomes an allowed claim).


                                   SECTION 5

                          AGREEMENTS WITH THE TRUSTEE

        Section 5.1. Delivery of Debt Instruments. On or promptly after the date hereof, the Debtor will deliver to the Trustee true and complete copies of the Master Agreement, the Principal Mutual Note Agreement and the Security Documents; provided, however, that the Debtor's failure to provide the Trustee
           --------  -------
with copies of such documents shall not affect the rights of the Beneficiaries hereunder or the validity of the Trustee's actions taken hereunder. The Debtor agrees that, promptly upon the execution thereof, the Debtor will deliver to the Trustee a true and complete copy of any other Beneficiary Agreements and any and all Debt Instruments and Security Documents entered into by the Debtor subsequent to the date hereof and a true and complete copy of any and all amendments, modifications or supplements to any Debt Instrument (including, without limitation, the Master Agreement, the Principal Mutual Note Agreement and any other Beneficiary Agreement) and Security Documents entered into by the Debtor subsequent to the date hereof.

        Section 5.2. Information as to Beneficiaries. (a) The Debtor agrees that it shall deliver to the Trustee by December 1 in each year, commencing December 1, 1996, and from time to time thereafter upon request of the Trustee, a list setting forth each Beneficiary and the information required pursuant to
Section 9.2 to send notices to each such Beneficiary.
-----------

        (b) At any time after the Trustee has received a Notice of Actionable Default, and so long as such Notice of Actionable Default has not been withdrawn, upon the request of the Trustee, each Beneficiary agrees that it shall deliver to the Trustee, within five Business Days following the receipt of such request, a schedule setting forth the aggregate principal amount of Secured Debt owing to such Beneficiary, the interest rate then in effect with respect to such Secured Debt and such other information the Trustee may request to make a distribution pursuant to Section 4.4, and with respect to AMEX, the schedule
                         -----------
shall also set forth the amount of Secured Debt which constitutes AMEX Priority Obligations. Upon receipt of the requested information, the Trustee shall compile such information and prepare a master schedule which the Trustee shall promptly send to each Beneficiary.

        Section 5.3. Compensation and Expenses. The Debtor agrees to pay to the Trustee as compensation for the Trustee's services hereunder and under the Security Documents and for administering the Trust Estate, (a) such fees as shall be agreed to in writing from time to time between the Debtor and the Trustee (with a copy of each such fee agreement and any amendments thereto to be sent by the Trustee to each Beneficiary) and (b) from time to time, upon demand, all of the fees, costs and expenses of the Trustee (including, without limitation, the reasonable fees and disbursements of its counsel and such special counsel as the Trustee elects to retain) (x) arising in connection with the preparation, execution, delivery, modification, restatement, amendment or termination of this Agreement and each Security Document or the enforcement (whether in the context of a civil action, adversary proceeding, workout or otherwise) of any of the provisions hereof or thereof, or (y) incurred or required to be advanced in connection with the administration of the Trust Estate (including, but not limited to, reimbursements made by the Trustee to Depositories), the sale or other disposition of Collateral pursuant to any Security Document and the preservation, protection or defense of the Trustee's rights under this Agreement and in and to the Collateral and the Trust Estate. As security for such payment, the Trustee shall have a lien prior to the Secured Debt upon all Collateral and other property and funds held or collected by the Trustee as part of the Trust Estate.

          Section 5.4. Stamp and Other Similar Taxes. The Debtor agrees to indemnify and hold harmless the Trustee and each Beneficiary from, and shall reimburse the Trustee and each Beneficiary for, any present or future claim for liability for any stamp or other similar tax and any penalties or interest with respect thereto, which may be assessed, levied or collected by any jurisdiction in connection with this Agreement, any Security Document, the Trust Estate, or the attachment or perfection of the security interest granted to the Trustee in any Collateral. The obligations of the Debtor under this Section 5.4 shall
                                                         -----------
survive the termination of the other provisions of this Agreement.

          Section 5.5. Filing Fees, Excise Taxes, etc. The Debtor agrees to pay or to reimburse the Trustee for any and all amounts in respect of all search, filing, recording and registration fees, taxes, excise taxes and other similar imposts which may be payable or determined to be payable in respect of the execution, delivery, performance and enforcement of this Agreement and each Security Document and agrees to save the Trustee harmless from and against any and all liabilities with respect to or resulting from any delay in paying or omission to pay such taxes and fees. The obligations of the Debtor under this
Section 5.5 shall survive the termination of the other provisions of this
-----------
Agreement.

          Section 5.6. Indemnification. (a) The Debtor agrees to pay, indemnify and hold the Trustee and each of its agents harmless from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever with respect to the execution, delivery, enforcement, performance and administration of this Agreement and the Security Documents, unless arising from the gross negligence or willful misconduct of such of the Trustee or such of the agents as are seeking indemnification. As security for such payment, the Trustee shall have a lien prior to the Secured Debt upon all Collateral and other property and funds held or collected by the Trustee as part of the Trust Estate.

          (b) In any suit, proceeding or action brought by the Trustee under or with respect to the Collateral for any sum owing thereunder, or to enforce any provisions thereof, or of any of the Security Documents or this Agreement, the Debtor will save, indemnify and keep the Trustee and the Beneficiaries harmless from and against all expense, loss or damage suffered by reason of any defense, setoff, counterclaim, recoupment or reduction of liability whatsoever of the obligee thereunder, arising out of a breach by the Debtor of any of its obligations hereunder or thereunder or arising out of any other agreement, indebtedness or liability at any time owing to or in favor of such obligee or its successors from the Debtor, and all such obligations of the Debtor shall be and remain enforceable against and only against the Debtor and shall not be enforceable against the Trustee or any Beneficiary.

          (c)  The agreements in this Section 5.6 shall survive the termination
                                      -----------
of the other provisions of this Agreement.

          Section 5.7. Further Assurances. At any time and from time to time, upon the written request of the Trustee, and at the expense of the Debtor, the Debtor will promptly execute and deliver any and all such further instruments and documents and take such further action as the Trustee reasonably deems necessary or desirable in obtaining the full benefits of this Agreement and the Security Documents and of the rights and powers herein and therein granted, including, without limitation, the filing of any financing or continuation statements to perfect the liens and security interests granted thereby. The Debtor shall, in all of its published financial statements customarily prepared with footnotes or filed with the Securities and Exchange Commission, indicate by footnote or otherwise that the Secured Debt is secured pursuant to this Agreement and the Security Documents.


                                  SECTION  6

                                  THE TRUSTEE

          Section 6.1. Acceptance of Trust. The Trustee, for itself and its successors, hereby accepts the trusts created by this Agreement upon the terms and conditions hereof, including those contained in this Section 6.
                                                         ---------

          Section 6.2. Exculpatory Provisions. (a) The Trustee shall not be responsible in any manner whatsoever for the correctness of any recitals, statements, representations or warranties contained herein or in the Security Documents, except for those made by the Trustee. The Trustee makes no representations as to the value or condition of the Trust Estate or any part thereof, or as to the title of the Debtor thereto or as to the security afforded by the Security Documents or this Agreement or, except as set forth in
Section 2.2 of this Agreement, as to the validity, execution, enforceability,
-----------
legality or sufficiency of this Agreement, any Security Document or of the Secured Debt secured hereby and thereby, and the Trustee shall incur no liability or responsibility in respect of any such matters. The Trustee shall not be responsible for insuring the Trust Estate or for the payment of taxes, charges, assessments or liens upon the Trust Estate or otherwise as to the maintenance of the Trust Estate, except that (i) in the event the

Trustee enters into possession of a part or all of the Trust Estate, the Trustee shall preserve the part in its possession, and (ii) the Trustee will promptly, and at its own expense, take such action as may be necessary duly to remove and discharge (by bonding or otherwise) any Trustee's Lien on any part of the Trust Estate or any other lien on any part of the Trust Estate resulting from claims against it not related to the administration of the Trust Estate or (if so related) resulting from gross negligence or willful misconduct on its part.

          (b) The Trustee shall not be required to ascertain or inquire as to the performance by the Debtor of any of the covenants or agreements contained herein, in any Security Document or in any Debt Instrument. Whenever it is necessary, or in the opinion of the Trustee advisable, for the Trustee to ascertain the amount of Secured Debt then held by a Beneficiary, the Trustee may rely on a certificate of such Beneficiary as to such amount.

          (c) Wilmington Trust Company shall, in its individual capacity and at its own cost and expense, promptly take all action as may be necessary to discharge any Trustee's Liens or any other lien resulting from claims against it not related to the administration of the Trust Estate or (if so related) resulting from gross negligence or willful misconduct on its part.

          (d) The Trustee shall not be personally liable for any acts, omissions, errors of judgment or mistakes of fact or law made, taken or omitted to be made or taken by it in accordance with this Agreement or any Security Document (including, without limitation, acts, omissions, errors or mistakes with respect to the Collateral), except for those arising out of or in connection with the Trustee's gross negligence or willful misconduct. Notwithstanding anything set forth herein to the contrary, the Trustee shall have a duty of reasonable care with respect to any Collateral which is delivered to the Trustee or its designated representatives and is in the Trustee's or its designated representatives' possession and control.

          Section 6.3. Delegation of Duties. The Trustee may execute any of the trusts or powers hereof and perform any duty hereunder either directly or by or through agents, nominees or attorneys-in-fact; provided that the Trustee
                                                  --------
shall obtain a written acknowledgment from such agents, nominees or attorneys-in-fact that they shall be liable to the Beneficiaries for losses or damages incurred by any such Beneficiary as a result of such agent's, nominee's or attorneys'-in-fact gross negligence or willful misconduct as and to the extent the Trustee would be liable for such losses or damages if the actions or omissions of such agents, nominees or attorneys-in-fact constituting such gross negligence or willful misconduct had been actions or omissions of the Trustee. The Trustee shall be entitled to advice of counsel concerning all matters pertaining to such trusts, powers and duties. The Trustee shall not be responsible for the negligence or misconduct of any agents, designated representatives, nominees or attorneys-in-fact selected by it without gross negligence or willful misconduct.

          Section 6.4. Reliance by Trustee. (a) Whenever in the administration of the trusts of this Agreement the Trustee shall deem it necessary or desirable that a matter be proved or established with respect to the Debtor in connection with the taking, suffering or omitting of any action hereunder by the Trustee, such matter (unless other evidence in respect thereof be herein specifically prescribed) may be deemed to be provided or established by a certificate of a Responsible Officer of the Debtor delivered to the Trustee, and such certificate, in the absence of the Trustee's gross negligence or willful misconduct, shall be full warranty to the Trustee for any action taken, suffered or omitted in reliance thereon, subject, however, to the provisions of Section 6.5 of this Agreement.
              -----------

          (b) The Trustee may consult with counsel, accountants and other experts, and any opinion of Richards, Layton & Finger, P.A. or such other independent counsel reasonably satisfactory to the Majority Holders, any such accountant, and any such other expert shall be full and complete authorization and protection in respect of any action taken or suffered by it hereunder in accordance therewith. The Trustee shall have the right at any time to seek instructions concerning the administration of the Trust Estate from any court of competent jurisdiction.

          (c) The Trustee may rely, and shall be fully protected in acting, upon any resolution, statement, certificate, instrument, opinion, report, notice, request, consent, order, bond or other paper or document which it has no reason to believe to be other than genuine and to have been signed or presented by the proper party or parties or, in the case of cables, telecopies and telexes, to have been sent by the proper party or parties, including the information provided by the Debtor to the Trustee pursuant to Section 5.2 of
                                                              -----------
this Agreement. In the absence of its gross negligence or willful misconduct, the Trustee may rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any certificates or opinions furnished to the Trustee and conforming to the requirements of this Agreement or any Security Document.

          (d)  If the Trustee has been requested to take action pursuant to
Section 2.3 of this Agreement, the Trustee shall not be under any obligation to
-----------
exercise any of the rights or powers vested in the Trustee by this Agreement or any Security Document unless the Trustee shall have been provided adequate security and indemnity against the costs, expenses and liabilities which may be incurred by it in complying with such request or direction, including such reasonable advances as may be requested by the Trustee.

          Section 6.5. Limitations on Duties of the Trustee. (a) The Trustee shall be obliged to perform such duties and only such duties as are specifically set forth in this Agreement or in any Security Document, and no implied covenants or obligations shall be read into this Agreement or any Security Document against the Trustee. The Trustee shall, upon receipt of a Notice of Actionable Default and during such time as such Notice of Actionable Default shall not have been withdrawn in accordance with the provisions of Section
                                                                   -------
3.1(b) hereof, exercise the rights and powers vested in it by this Agreement or
------
by any Security Document, and the Trustee shall not be liable with respect to any action taken or omitted by it in accordance with the direction of AMEX, the Majority Holders or the Mandatory Holders pursuant to Section 2.3 of this
                                                      -----------
Agreement.

          (b) Except as herein otherwise expressly provided, including, without limitation, upon the written request of AMEX, the Majority Holders or the Mandatory Holders pursuant to Section 2.3 of this Agreement, the Trustee shall
                              -----------
not be under any obligation to take any action which is discretionary with the Trustee under the provisions hereof or under any Security Document. The Trustee shall furnish to each Beneficiary promptly upon receipt thereof, a copy of each certificate or other paper furnished to the Trustee by the Debtor under or in respect of this Agreement, any Security Document or any of the Trust Estate.

          Section 6.6. Moneys to Be Held in Trust. All moneys received by the Trustee under or pursuant to any provision of this Agreement or any Security Document shall be held in trust for the purposes for which they were paid or are held.

          Section 6.7. Resignation and Removal of the Trustee. (a) The Trustee may at any time, by giving thirty (30) days' prior written notice to the Debtor, AMEX, each of the Noteholders and each other Beneficiary, resign and be discharged of the responsibilities hereby created, such resignation to become effective upon the appointment of a successor trustee or trustees by the Mandatory Holders, and the acceptance of such appointment by such successor trustee or trustees. The Trustee may be removed at any time without cause and a successor trustee appointed by the affirmative vote of the Mandatory Holders; provided that the Trustee shall be entitled to its fees and expenses to the date
--------
of removal. If no successor trustee or trustees shall be appointed and approved within thirty (30) days from the date of the giving of the aforesaid notice of resignation or within thirty (30) days from the date of such removal, the Trustee shall, or any Beneficiary may, apply to any court of competent jurisdiction to appoint a successor trustee or trustees (which may be an individual or individuals) to act until such time, if any, as a successor trustee or trustees shall have been appointed as above provided. Any successor trustee or trustees so appointed by such court shall immediately and without further act be superseded by any successor trustee or trustees appointed by the Mandatory Holders.

          (b) If at any time the Trustee shall resign, be removed or otherwise become incapable of acting, or if at any time a vacancy shall occur in the office of the Trustee for any other cause, a successor trustee or trustees may be appointed by the Mandatory Holders, and the powers, duties, authority and title of the predecessor trustee or trustees terminated and canceled without procuring the resignation of such predecessor trustee or trustees, and without any other formality (except as may be required by applicable law) than the appointment and designation of a successor trustee or trustees in writing, duly acknowledged, delivered to the predecessor trustee or trustees and the Debtor, and filed for record in each public office, if any, in which this Agreement is required to be filed.

          (c)  The appointment and designation referred to in Section 6.7(b) of
                                                              --------------
this Agreement shall, after any required filing, be full evidence of the right and authority to make the same and of all the facts therein recited, and this Agreement shall vest in such successor trustee or trustees, without any further act, deed or conveyance, all of the estate and title of its predecessor or their predecessors, and upon such filing for record the successor trustee or trustees shall become fully vested with all the estates, properties, rights, powers, trusts, duties, authority and title of its predecessor or their predecessors; but such predecessor or predecessors shall, nevertheless, on the written request of any Beneficiary, the Debtor, or its or their successor trustee or trustees, execute and deliver an instrument transferring to such successor or successors all the estates, properties, rights, powers, trusts, duties, authority and title of such predecessor or predecessors hereunder and shall deliver all securities and moneys held by it or them to such successor trustee or trustees. Should any deed, conveyance or other instrument in writing from the Debtor be required by any successor trustee or trustees for more fully and certainly vesting in such successor trustee or trustees the estates, properties, rights, powers, trusts, duties, authority and title vested or intended to be vested in the predecessor trustee or trustees, any and all such deeds, conveyances and other instruments in writing shall, on request of such successor trustee or trustees, be so executed, acknowledged and delivered.

          (d) Any required filing for record of the instrument appointing a successor trustee or trustees as hereinabove provided shall be at the expense of the Debtor. The resignation of any trustee or trustees and the instrument or instruments removing any trustee or trustees, together with all other instruments, deeds and conveyances provided for in this Section 6 shall, if
                                                        ---------
required by law, be forthwith recorded, registered and filed by and at the expense of the Debtor, wherever this Agreement is recorded, registered and filed.

          (e)  Notwithstanding any provision to the contrary in this Section
                                                                     -------
6.7, unless there is an Actionable Default, the Mandatory Holders shall consult
---
with the Debtor when appointing a successor trustee or trustees; provided that the Debtor may not under any circumstances reject, block or prevent such appointment.

          Section 6.8. Status of Successors to the Trustee. Every successor to Wilmington Trust Company appointed pursuant to Section 6.7 of this Agreement and
                                               -----------
every corporation resulting from a merger or consolidation pursuant to Section
                                                                       -------
6.9 of this Agreement shall be a bank or trust company in good standing and
---
having power so to act, incorporated under the laws of the United States or any State thereof or the District of Columbia, and having its principal corporate trust office within the forty-eight (48) contiguous States, and shall also have capital, surplus and undivided profits of not less than $250,000,000 and a rating from Standard & Poor's Ratings Group or Moody's Investors Service, Inc. of A or better.

          Section 6.9. Merger of the Trustee. Any corporation into which the Trustee shall be merged, or with which it shall be consolidated, or any corporation resulting from any merger or consolidation to which the Trustee shall be a party, shall be the Trustee under this Agreement without the execution or filing of any paper or any further act on the part of the parties hereto.

          Section 6.10. Additional Co-Trustees; Separate Trustees. (a) If at any time or times it shall be necessary or prudent in order to conform to any law of any jurisdiction in which any of the Collateral shall be located, or the Trustee shall be advised by counsel, satisfactory to it, that it is so necessary, or prudent in the interest of the Beneficiaries, or the Majority Holders shall in writing so request, or the Trustee shall deem it desirable for its own protection in the performance of its duties hereunder, the Trustee and the Debtor shall execute and deliver all instruments and agreements necessary or proper to constitute another bank or trust company, or one or more persons approved by the Trustee and the Debtor either to act as co-trustee or co-trustees of all or any of the Collateral, jointly with the Trustee originally named herein or any successor or successors, or to act as separate trustee or trustees of any such property. In the event the Debtor shall not have joined in the execution of such instruments and agreements within ten (10) days after the receipt of a written request from the Trustee so to do, or in case an Actionable Default shall have occurred and be continuing, the Trustee may act under the foregoing provisions of this
Section 6.10 without the concurrence of the Debtor, and the Debtor hereby
------------
irrevocably appoints the Trustee as its agent and attorney to act for it under the foregoing provisions of this Section 6.10 in either of such contingencies.
                                 ------------

          (b) Every separate trustee and every co-trustee, other than any trustee which may be appointed as successor to Wilmington Trust Company shall, to the extent permitted by law, be appointed and act and be such, subject to the following provisions and conditions, namely:

          (i) all rights, powers, duties and obligations conferred upon the Trustee in respect of the custody, control and management of moneys, papers or securities shall be exercised solely by Wilmington Trust Company, or its successors as Trustee hereunder;

          (ii) all rights, powers, duties and obligations conferred or imposed upon the Trustee hereunder shall be conferred or imposed and exercised or performed by the Trustee and such separate trustee or separate trustees or co-trustee or co-trustees, jointly, as shall be provided in the instrument appointing such separate trustee or separate trustees or co-trustee or co-trustees, except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed, the Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties and obligations shall be exercised and performed by such separate trustee or separate trustees or co-trustee or co-trustees;

          (iii) no power given hereby to, or which it is provided hereby may be exercised by, any such co-trustee or co-trustees or separate trustee or separate trustees, shall be exercised hereunder by such co-trustee or co-trustees or separate trustee or separate trustees, except jointly with, or with the consent in writing of, the Trustee, anything herein contained to the contrary notwithstanding;

          (iv) no trustee hereunder shall be personally liable by reason of any act or omission of any other trustee hereunder; and

          (v) the Debtor and the Trustee, at any time by an instrument in writing, executed by them jointly, may accept the resignation of or remove any such separate trustee or co-trustee with or without cause, and in that case may be, an instrument in writing executed by the Debtor and the Trustee jointly, may appoint a successor to such separate trustee or co-trustee, as the case may be, anything herein contained to the contrary, notwithstanding. In the event that the Debtor shall not have joined in the execution of any such instrument within ten
     (10) days after the receipt of a written request from the Trustee so to do, or in case an Actionable Default shall have occurred and be continuing, the Trustee shall have the power to accept the resignation of or remove any such separate trustee or co-trustee and to appoint a successor without the concurrence of the Debtor, the Debtor hereby irrevocably appointing the Trustee its agent and attorney to act for it in such connection in either of such contingencies. In the event that the Trustee shall have appointed a separate trustee or separate trustees or co-trustee or co-trustees as above provided, it may at any time, by an instrument in writing, accept the resignation of or remove any such separate trustee or co-trustee, the successor to any such separate trustee or co-trustee to be appointed by the Debtor and the Trustee, or by the Trustee alone, as hereinabove provided in this Section 6.10.
          ------------

                                  SECTION  7

                             RELEASE OF COLLATERAL

          Section 7.1. Conditions to Release of Collateral. (a) Subject to this Section 7.1(a) and Section 7.2, the Trustee shall release its security
     --------------     -----------
interest in all of the Collateral on the earlier of:

          (i) the date on which (A) all the Secured Debt shall have been paid and the unfunded commitments of all Beneficiaries shall have been terminated and (B) accrued and unpaid Trustee's Fees shall have been paid in full; or

          (ii) the date which is 3 days after the date on which (A) the Trustee shall have received written instructions from the Mandatory Holders instructing the Trustee to release its security interest in all of the Collateral, and (B) accrued and unpaid Trustee's Fees shall have been paid in full.

          (b)  Subject to this Section 7.1(b) and Section 7.2, the Trustee shall
                               --------------     -----------
release its security interest in specific items or portions of the Collateral on the date which is 3 days after the date on which (i) the Trustee shall have received written instructions from the Mandatory Holders instructing the Trustee to release its security interest in specific items or portions of the Collateral, and (ii) accrued and unpaid Trustee's Fees shall have been paid in full.

          Section 7.2. Actions Following Release of the Collateral. To the extent that the Trustee is required to release Collateral in accordance with
Section 7.1 of this Agreement, or the security interest in any Collateral
-----------
granted pursuant to any of the Security Documents is otherwise terminated or released in accordance with the terms thereof, all right, title and interest of the Trustee in, to and under such Collateral and the security interest of the Trustee therein shall terminate and shall revert to the Debtor or its successors and assigns, and the estate, right, title and interest of the Trustee therein shall thereupon cease, determine and become void. Following such request, instructions or other termination or release, the Trustee shall, upon the written request of the Debtor or its successors or assigns and at the cost and expense of the Debtor, or its successors or assigns, execute such instruments and take such other actions as are necessary or desirable to terminate any such security interest and otherwise to effectuate the release of the specified portions of the Collateral from the lien of such security interest. Such termination and release shall be without prejudice to the rights of the Trustee or any successor trustee to charge and be reimbursed for any expenditures which it may thereafter incur in connection therewith.

                                   SECTION 8

                        AGREEMENTS AMONG BENEFICIARIES

          Section 8.1. Limited Subordination of Liens. Notwithstanding the date, manner or order of perfection or recording of security interests or liens granted to AMEX and to the Trustee, and notwithstanding any provisions of the Uniform Commercial Code, of any applicable law or decision, or of the Security Documents, or whether AMEX or the Trustee holds possession of all or any part of the Collateral, the Trustee shall have a first and prior security interest and lien in and upon the Collateral and AMEX shall have only a second and subordinate security interest and lien therein. Subject to the last sentence of this Section 8.1, the priorities, subordinations and distribution arrangements
     -----------
specified in this Agreement and in the Security Agreement with respect to the Collateral are expressly conditioned upon the non-avoidability and perfection of the security interests and liens held by the Trustee in the Collateral, and in the event the security interests or liens held by the Trustee in any Collateral is judicially determined to be unperfected or is avoided for any reason, then the priorities, subordinations and distribution arrangements provided for in this section shall not be effective as to such Collateral. AMEX agrees, however, that it will not challenge the legality, validity, enforceability or priority of the security interests or liens granted to the Trustee pursuant to this Agreement and the Security Agreement. The subordination provided for in this Section 8.1
                                                                   -----------
is solely for the benefit of the Trustee and the Beneficiaries. No other Person shall have or be entitled to assert any rights or benefits under or as a result of this Section 8.1. Any recoveries by AMEX with respect to the enforcement of
        -----------
any security interests or liens granted to AMEX shall be governed by Section
                                                                     -------
8.3(e) of this Agreement.
------

          Section 8.2. Bankruptcy Issues. Prior to the payment in full, in cash or other consideration acceptable to AMEX in its sole discretion, of the AMEX Priority Obligations, each Beneficiary (other than AMEX) agrees (so long as the amount of outstanding AMEX Priority Obligations is greater than or equal to the Hurdle) that if the Debtor becomes the subject of a case under the Bankruptcy
Code: (a) the Trustee and/or AMEX may consent to the use of cash collateral (under Section 363 of the Bankruptcy Code, or otherwise) on such terms and conditions and in such amounts as AMEX, in its sole discretion, may decide, provided that the use of such cash collateral will not result in a Coverage Ratio less than the Coverage Ratio as calculated on the date of the filing under the Bankruptcy Code, and in connection with such cash collateral usage or such financing, the Debtor (or a trustee appointed for the estate of the Debtor) may grant to the Trustee security interests and liens upon the assets of the Debtor, which liens and security interests shall secure payment of all Secured Debt (whether arising before or after the commencement of the case); and (b) each Beneficiary (other than AMEX) will not object to or oppose a cash collateral usage consented to by AMEX as provided in subsection (a), and will not assert any right it may have to "adequate protection" of its interest in any Collateral provided the Trustee receives liens and security interests in all Collateral arising or acquired after the commencement of a case against the Debtor under the Bankruptcy Code, which Collateral is substituted for the Collateral subject to such usage under Section 363 and agrees that it will not seek to have the automatic stay lifted with respect to such security interests without the prior written consent of AMEX.

          Section 8.3. Miscellaneous Agreements Among Beneficiaries. (a) Each Beneficiary represents that it has made an independent credit decision concerning the Debtor.

          (b) Each Beneficiary acknowledges and agrees that it has not made any representation or warranty to any other Beneficiary with respect to the execution, validity, legality, completeness of this Agreement, any Security Documents or the

Collateral or with respect to the collectibility or enforceability of the Obligations.

          (c) Each Beneficiary hereby assumes responsibility for keeping itself informed of (i) the financial condition of the Debtor and (ii) all other circumstances bearing upon the risk of nonpayment of the Secured Debt. Each of the Beneficiaries hereby agrees that, except as provided in Section 5.2(b) of
                                                            --------------
this Agreement, no other Beneficiary shall have a duty to advise any of the others of information known to it regarding such condition or any such circumstances. In the event any Beneficiary, in its sole discretion, undertakes at any time or from time to time to provide any such information to any other Beneficiary, it shall be under no obligation (x) to provide any such information to such other Beneficiary on any subsequent occasion, (y) to undertake any investigation, or (z) to disclose any information which such Beneficiary wishes to maintain confidential.

          (d) Each Beneficiary agrees that should it obtain, receive or take any Collateral (by means of set-off, recoupment or other enforcement actions), or recover any amounts under any Security Document, at any time after the Trustee has received a Notice of Actionable Default, then the received Collateral or the amount recovered shall be delivered to the Trustee for distribution in accordance with Section 4.4 of this Agreement; provided that (i)
                                -----------                    --------
AMEX shall not have to remit to the Trustee any property of the Debtor it recovers pursuant to a set-off which is applied in repayment of the AMEX Priority Obligations, and (ii) AMEX shall not have to remit to the Trustee any property of the Debtor which, pursuant to applicable laws relating to the remittance of trust funds, must be remitted to AMEX and which shall be applied by AMEX in repayment of the AMEX Priority Obligations.

          (e) Any recovery by any Beneficiary with respect to the enforcement of any consensual or non-consensual lien or security interest on any property of the Debtor shall be remitted to the Trustee for distribution in accordance with
Section 4.4 of this Agreement, and if any judgment obtained by any Beneficiary
-----------
in connection with any suit or litigation becomes a lien on any of the property or interests in property of the Debtor, such lien shall be subordinate to the lien of the Trustee and shall be subject to this Section 8.3(e).
                                                 --------------

          (f) Each Beneficiary (other than AMEX) represents that in entering into this Agreement and related documents, it is not relying on any commitment or agreement made by AMEX to make Revolving Commitment Advances pursuant to the Third Master Agreement Amendment.

          Section 8.4. Cap on Principal Mutual Obligations. Principal Mutual and each of the other Noteholders agree that the maximum amount of the Principal Mutual Obligations (excluding interest, Make-Whole Amounts and all other amounts other than principal) shall not, without the prior written consent of the Mandatory Holders, which may be exercised in their sole and absolute discretion, exceed $20 million in aggregate principal amount. Notwithstanding any provision in this Agreement or in any Security Document to the contrary, unless the Mandatory Holders provide their prior written consent, any amounts advanced or loaned by Principal Mutual or any other Noteholder (including interest, fees and expenses thereon) to the Debtor in excess of the foregoing limitation shall not be secured by the Security Agreement and shall not be covered by the terms of this Agreement, and such excess amounts shall be excluded from the definitions of Obligations, Principal Mutual Obligations and Secured Debt.

          Section 8.5. Cap on Revolving Commitment Advances. AMEX agrees that the maximum amount of Revolving Commitment Advances shall not, without the prior written consent of the Mandatory Holders, which may be exercised in their sole and absolute discretion, exceed $18.5 million in aggregate principal amount. Notwithstanding any provision in this Agreement or in any Security Document to the contrary, unless the Mandatory Holders provide their prior written consent, any amounts advanced or loaned by AMEX (including interest, fees and expenses thereon) to the Debtor in excess of the foregoing limitation shall not be secured by the Security Agreement and shall not be covered by the terms of this Agreement, and such excess amounts shall be excluded from the definitions of AMEX Obligations, Obligations and Secured Debt.

          Section 8.6. Payment of Trustee's Fees. In the event the Debtor does not pay the Trustee's Fees, each Beneficiary (other than the Trustee) agrees to pay the Trustee's Fees ratably in accordance with the proportion of the Secured Debt held by such Beneficiary or, if there has been any recovery of the Secured Debt, in accordance with the proportion of (a) the Secured Debt recovered by such Beneficiary to (b) the aggregate amount of Secured Debt recovered by all Beneficiaries.

          Section 8.7. Assignment. None of the Beneficiaries shall assign any interest in the Obligations or the Secured Debt unless such assignment is subject to all terms and conditions of this Agreement, including, but not limited to, any assignment pursuant to the next succeeding sentence. AMEX, at any time, may assign the AMEX Obligations to First Data, or an Affiliate or Subsidiary of First Data, and all references to AMEX in this Agreement shall be deemed to include AMEX and such assignee until all obligations of the Debtor to AMEX under the Master Agreement have been satisfied, at which time all references to AMEX shall be deemed to be to such assignee. It is hereby acknowledged and agreed that any assignment by AMEX pursuant to this Section 8.7 likely will be on a location-by-location basis
                      -----------
and, therefore, the Debtor, on a system-wide basis, will be offering both American Express(R) Money Orders as well as those of a permitted assignee until such conversion is completed.

          Section 8.8. Invalidation of Payments. To the extent that any of the Beneficiaries receive payments on the Secured Debt or receive Proceeds of Collateral which are subsequently invalidated, declared to be fraudulent or preferential, or are required to be repaid to a trustee, receiver or any other Person under the Bankruptcy Code or under state, federal or common law, then, to the extent the payments or Proceeds are so repaid, the Secured Debt or part thereof which was intended to be satisfied shall be revived and will continue to be in full force and effect as if those payments or Proceeds had never been received by the Beneficiary.

          Section 8.9.  Restrictions on the Admission of Other Beneficiaries.
(a) Subject to the restrictions set forth in this Section 8.9, the Debtor has
                                                  -----------
the right to bring in other Beneficiaries under this Agreement. Other Beneficiaries may not be included hereunder so long as:

          (i) a Notice of Actionable Default has been given and not withdrawn, unless the proceeds received by the Debtor in connection with the loan from such proposed Beneficiary shall be used to pay, in full, the Obligations then owed to all Beneficiaries existing at such time; or

          (ii) the incurring of the proposed additional indebtedness by the Debtor will cause the Debtor to be in violation of the terms of any Beneficiary Agreement existing at such time.

          (b) At least 15 Business Days prior to the closing of a transaction with a proposed Beneficiary, the Debtor shall provide a written notice to each Beneficiary of the designation of such proposed Beneficiary and shall certify (which certification shall include reasonably detailed supporting calculations) in such notice that the incurring of the proposed additional indebtedness by the Debtor will not cause the Debtor to be in violation of the terms of any Beneficiary Agreement existing at such time.

          (c) In no event may a proposed Beneficiary be included under this Agreement unless the requirements of Section 8.9(a) have been satisfied and (X)
                                     --------------
the commitment made by such proposed Beneficiary pursuant to such proposed Beneficiary's Beneficiary

Agreement is greater than or equal to $10.0 million, (Y) such proposed Beneficiary agrees in writing to be bound in all respects by the terms of the Security Agreement, this Agreement and all related documents and (Z) such proposed Beneficiary agrees in writing to a maximum amount which it will advance or loan to the Debtor and which will constitute Secured Debt hereunder.

          (d) Notwithstanding any provision in this Agreement or in any Security Document to the contrary, unless the Mandatory Holders provide their prior written consent, any amounts advanced or loaned by such additional Beneficiary (including interest, fees and expenses thereon) to the Debtor in excess of the limitation agreed to by such Beneficiary, pursuant to Section
                                                                    -------
8.9(c)(Z) of this Agreement, shall not be secured by the Security Agreement and
---------
shall not be covered by the terms of this Agreement, and such excess amounts shall be excluded from the definitions of Beneficiary Obligations, Obligations and Secured Debt.


                                   SECTION 9

                                 MISCELLANEOUS

          Section 9.1. Amendments, Supplements and Waivers. (a) Except as set forth in Section 9.1(b), this Agreement may not be amended, revised, restated or
         --------------
supplemented without the prior written consent of the Mandatory Holders, the Debtor and the Trustee.

          (b) The Debtor and the Trustee, at any time and from time to time, may enter into additional Security Documents or one or more agreements supplemental hereto or to any Security Document, in form satisfactory to the Trustee,

          (i) to mortgage, pledge or grant a security interest in personal property of a type or category which is set forth in Section 1.5 of the Security Agreement in favor of the Trustee as additional security for the Secured Debt pursuant to any Security Document, or

          (ii) to cure any ambiguity, to correct or supplement any provision herein or in any Security Document which may be defective or inconsistent with any other provision herein or therein; provided, however, that any
                                                 --------  -------
     such action contemplated in this clause (ii) shall not adversely affect the interests of the Beneficiaries in any manner whatsoever.

          Section 9.2. Notices. All notices, requests, demands and other communications provided for or permitted hereunder shall be in writing (including telex and telecopy communications), shall be sent by mail, telex, telecopier or hand delivery and, except as otherwise provided in this Agreement, the cost thereof shall be for the sole account of the Debtor and shall be added to the Obligations:

          (a) If to the Debtor, to Ace Cash Express, Inc., 1231 Greenway Drive, Suite 800, Irving, Texas 75038, Attention: Chief Financial Officer, or at such other address as shall be designated by it in a written notice to the Trustee (a copy of which the Trustee shall send to all other Beneficiaries), with a copy thereof to Gardere Wynne Sewell & Riggs, L.L.P., 333 Clay Avenue, Suite 800, Houston, Texas 77002 Attention: Robert W. Bramlette; provided, however, that the
                                                     --------  -------
failure to provide a copy of such communications to Gardere Wynne Sewell & Riggs, L.L.P. shall not affect the validity or effectiveness of such communications.

          (b) If to the Trustee, to the Trustee at: Wilmington Trust Company, Rodney Square North, Wilmington, Delaware 19890, Attention: Corporate Trust Administration, or at such other address as shall be designated by it in a written notice to the Debtor and the Beneficiaries, with a copy thereof to Richards, Layton & Finger, 920 King Street, Wilmington, Delaware, 19801
Attention: William J. Wade; provided, however, that the failure to provide a
                            --------  -------
copy of such communications to Richards, Layton & Finger shall not affect the validity or effectiveness of such communications.

          (c) If to AMEX, to American Express Travel Related Services Company, Inc., c/o Integrated Payment Systems Inc., 6200 South Quebec, Englewood, Colorado 80111, Attention: President, or at such other address as shall be designated by it in a written notice to the Trustee (a copy of which the Trustee shall send to all other Beneficiaries), with a copy thereof to Sidley & Austin, One First National Plaza, Chicago, Illinois 60603, Attention: H. Bruce Bernstein; provided, however, that the failure to provide a copy of such
           --------  -------
communications to Sidley & Austin shall not affect the validity or effectiveness of such communications.

          (d) If to Principal Mutual, to Principal Mutual Life Insurance Company, 711 High Street, Des Moines, Iowa 50392-0800, Attention: Investment Department--Securities Division, or at such other address as shall be designated by it in a written notice to the Trustee (a copy of which the Trustee shall send to the other Beneficiaries).

          (e) If to any other Beneficiary, to such address and Persons as designated by such Beneficiary in a written notice to the Debtor, the Trustee and the other Beneficiaries.

          All such notices, requests, demands and communications shall, to be effective hereunder, be in writing or by a telecommunications device capable of creating a written record, and shall be deemed to have been given or made when delivered by hand or five (5) days after its deposit in the mail, first class or air postage prepaid, or in the case of notice by such a telecommunications device, when properly transmitted if on the same day the sender sends a confirming copy of such notice by a recognized overnight delivery service (charges prepaid); provided, however, that any notice, request, demand or other
                   --------  -------
communication to the Trustee shall not be effective until received.

          Section 9.3. Guaranties. As of the date hereof, each of the Debtor's Subsidiaries has executed a Guaranty, and the Debtor shall cause any other corporation or entity which becomes a Subsidiary of the Debtor to execute and become a party to a Guaranty within five Business Days following the date such corporation becomes a Subsidiary of the Debtor. The Debtor shall promptly forward to each Beneficiary an original executed copy of all Guaranties executed after the date hereof.

          Section 9.4. Trust Funds Remittance Statutes. NOTHING IN THIS AGREEMENT OR IN ANY SECURITY DOCUMENT SHALL BE CONSTRUED AS, AND AMEX HAS NOT INTENDED THERE TO BE, A WAIVER OF ANY RIGHTS AMEX MAY HAVE UNDER APPLICABLE STATE OR FEDERAL LAWS (INCLUDING FEDERAL BANKRUPTCY LAWS) RELATING TO THE OBLIGATIONS OF ACE TO REMIT TRUST FUNDS TO AMEX. HOWEVER, IF AT ANY TIME AFTER THE TRUSTEE HAS RECEIVED A NOTICE OF ACTIONABLE DEFAULT, THE APPLICATION OF SUCH LAWS WOULD RESULT IN ANY RECOVERIES BY AMEX, AMEX SHALL REMIT SUCH RECOVERIES TO THE TRUSTEE FOR DISTRIBUTION IN ACCORDANCE WITH SECTION 4.4 OF THIS AGREEMENT.
                                                -----------

          Section 9.5. Restricted Actions. Notwithstanding any provision to the contrary in this Agreement, the Security Agreement or any related documents, no Restricted Actions shall be taken without the consent of the Mandatory Holders.

          Section 9.6. Headings. Section, subsection and other headings used in this Agreement are for convenience only and shall not affect the construction of this Agreement.

          Section 9.7. Severability. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall not invalidate the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction; provided that this Agreement shall be construed so as to
                    --------
give effect to the intention expressed in Section 3.10 hereof.
                                          ------------

          Section 9.8. Dealings with the Debtor. (a) Upon any application or demand by the Debtor to the Trustee to take or permit any action under any of the provisions of this Agreement or any Security Document, the Debtor shall furnish to the Trustee, with copies to AMEX, the Noteholders and each other Beneficiary, a certificate signed by a Responsible Officer of the Debtor stating that all conditions precedent, if any, provided for in this Agreement or any Security Document relating to the proposed action have been complied with, except that in the case of any such application or demand as to which the furnishing of such documents is specifically required by any provision of this Agreement or any Security Document, relating to such particular application or demand, no additional certificate or opinion need be furnished.

          (b) Any opinion of counsel may be based, insofar as it relates to factual matters, upon a certificate of Responsible Officers of the Debtor delivered to the Trustee.

          Section 9.9. Claims Against the Trustee. Any claims or causes of action which AMEX, the Noteholders, any other Beneficiary or the Debtor shall have against the Trustee shall survive the termination of this Agreement and the release of the Collateral hereunder.

          Section 9.10. Binding Effect. (a) This Agreement shall be binding upon and inure to the benefit of each of the parties hereto and shall inure to the benefit of the Beneficiaries and their respective successors and assigns, and nothing herein or in any Security Document is intended or shall be construed to give any other Person any right, remedy or claim under, to or in respect of this Agreement, any Security Document, the Collateral or the Trust Estate.

          (b)  The Debtor has agreed in Sections 5.3, 5.4, 5.5 and 5.6 of this
                                        ------------  ---  ---     ---
Agreement to pay on demand the Trustee's Fees. In the event the Debtor fails to pay the Trustee's Fees, each Beneficiary (other than the Trustee) has agreed in
Section 8.6 of this Agreement to pay the Trustee's Fees, ratably in accordance
-----------
with the proportion of the Secured Debt held by such Beneficiary or, if there has been any recovery of the Secured Debt, in accordance with the proportion of
(i) the Secured Debt recovered by such Beneficiary to (ii) the aggregate amount of Secured Debt recovered by all Beneficiaries, all as set forth in this Agreement.

          Section 9.11. Conflict with Other Agreements. The parties agree that in the event of any conflict between the provisions of this Agreement and the provisions of any of the Security Documents, the provisions of this Agreement shall control.

          Section 9.12. Governing Law. The provisions of this Agreement creating a trust for the benefit of the Beneficiaries and setting forth the rights, duties, obligations and responsibilities of the Trustee hereunder shall be governed by and construed in accordance with the internal laws (as opposed to conflicts of law provisions) and decisions of the State of Delaware, so long as Wilmington Trust Company shall serve as Trustee hereunder. In all other respects, including, without limitation, all matters governed by the Uniform Commercial Code, and if Wilmington Trust Company shall cease to serve as Trustee hereunder, this Agreement shall be governed by and construed in accordance with the internal laws (as opposed to conflicts of law provisions) and decisions of the State of New York.

          Section 9.13. Counterparts. This Agreement may be executed in separate counterparts, each of which shall be an original and all of which taken together shall constitute one and the same instrument.

          IN WITNESS WHEREOF, the parties hereto have executed this Agreement or caused this Collateral Trust Agreement to be duly executed by their respective officers thereunto duly authorized as of the day and year first above written.


                                       ACE CASH EXPRESS, INC.


                                       By:
                                          -----------------------------------

                                       Name:
                                            ---------------------------------

                                       Title:
                                             --------------------------------


                                       AMERICAN EXPRESS TRAVEL
                                       RELATED SERVICES COMPANY, INC.

                                       By:  Integrated Payment Systems Inc.,
                                            agent

                                       By:
                                          -----------------------------------

                                       Name:
                                            ---------------------------------

                                       Title:
                                             --------------------------------



                                       PRINCIPAL MUTUAL LIFE INSURANCE COMPANY


                                       By:
                                          -----------------------------------

                                       Name:
                                            ---------------------------------

                                       Title:
                                             --------------------------------


                                       By:
                                          -----------------------------------

                                       Name:
                                            ---------------------------------

                                       Title:
                                             --------------------------------


                                       WILMINGTON TRUST COMPANY, not in its
                                       individual capacity (except as otherwise expressly provided in this Agreement) but solely as Trustee


                                       By:
                                          -----------------------------------

                                       Name:
                                            ---------------------------------

                                       Title:
                                             --------------------------------